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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12
AXOGEN, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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letter
13631 Progress Blvd.
Suite 400
Alachua, FL 32615
Dear Shareholder:
You are cordially invited to attend our 2021 Annual Meeting of Shareholders (the “Meeting”) of Axogen, Inc. (the “Company” or “Axogen”) which will be conducted via live audio webcast on Monday, May 10, 2021 beginning at 4:00 p.m. Eastern Time. The virtual format provides the opportunity for full and equal participation of all shareholders regardless of location. You can attend the Meeting via the Internet at www.virtualshareholdermeeting.com/axogen2021 by using the 16-digit control number that appears on your proxy card (printed in the box and marked by the arrow) or in the instructions that accompanied your proxy materials.
This booklet contains your official notice of the Meeting and a Proxy Statement that includes information about the matters to be acted upon at the Meeting. In addition to voting on the matters described in this Proxy Statement, we will use the Meeting as an opportunity to review our operations.
I sincerely hope that you will be able to attend the Meeting. Whether or not you plan to attend, your vote is important, and we urge you to complete and return the enclosed proxy in the accompanying envelope.

Sincerely,

Karen Zaderej
Chairman, Chief Executive Officer and President
March 31, 2021

2021 Annual Meeting of Shareholders
13631 Progress Blvd.
Suite 400
Alachua, FL 32615
Notice of 2021 Annual Meeting of Shareholders
You are cordially invited to attend our 2021 Annual Meeting of Shareholders (the “Meeting”) of Axogen, Inc. (the “Company”, “Axogen”, “we” or “our”) which will be held on Monday, May 10, 2021, at 4:00 p.m. Eastern Time. Shareholders may join a live audio webcast at www.virtualshareholdermeeting.com/axogen2021. At the Meeting, Shareholders will act on the following matters:
1.    To elect eight members to our board of directors (the “Board of Directors”) to hold office for the ensuing year and until their successors are elected and qualified;
2.    To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021;
3.    To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement;
4.    To approve the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan (the “A&R 2019 Plan”); and

5.    To consider and act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.
Only holders of record of our common stock at the close of business on March 12, 2021 will be entitled to receive notice of and to vote at the Meeting. Our shareholders are not entitled to any appraisal or dissenters’ rights with respect to the matters to be acted upon at the Meeting.
You may vote your shares by telephone (1-800-690-6903) or internet (www.proxyvote.com) no later than 11:59 p.m. Eastern Time on Sunday, May 9, 2021 (as directed on the enclosed proxy card) or vote by completing, signing and promptly returning the enclosed proxy card by mail. If you choose to submit your proxy by mail, we have enclosed an envelope for your use, which is prepaid if mailed in the United States. You may also attend the Meeting, submit questions and vote online until voting is closed at www.virtualshareholdermeeting.com/axogen2021.
Your vote is important. Whether or not you plan to attend the Meeting, we urge you to complete and return the enclosed proxy in the accompanying envelope, vote online, or vote by telephone.

By Order of the Board of Directors,

Karen Zaderej
Chairman, Chief Executive Officer and President
March 31, 2021

PROXY STATEMENT

Axogen, Inc.
13631 Progress Blvd.
Suite 400
Alachua, FL 32615
PROXY STATEMENT

2021 Annual Meeting of Shareholders
TO BE HELD ON MAY 10, 2021
The board of directors (the “Board of Directors”) of Axogen, Inc. (the “Company”, “Axogen”, “we” or “our”) is soliciting proxies for use at our 2021 Annual Meeting of Shareholders (the “Meeting”) which will be conducted via live audio webcast and accessible at www.virtualshareholdermeeting.com/axogen2021 on Monday, May 10, 2021, at 4:00 p.m. Eastern time and at any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 31, 2021.
Our Board of Directors has set Friday, March 12, 2021, as the record date for the Meeting. Each shareholder of record at the close of business on Friday, March 12, 2021, will be entitled to vote at the Meeting. As of the record date, 40,771,956 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the Meeting. Holders of our common stock are entitled to one vote per share. Therefore, a total of 40,771,956 votes are entitled to be cast at the Meeting. There is no cumulative voting in the election of directors.
Shareholders who sign and return a proxy may revoke it at any time before it is voted at the Meeting by giving written notice to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, Re: Axogen, Inc., by submitting a duly executed proxy with a later date or by attending the Meeting by internet and withdrawing your proxy. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.
Expenses in connection with this solicitation of proxies will be paid by us. Proxies are being solicited primarily by mail. We have retained the services of D.F. King & Co., Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies for an estimated fee of $12,500 plus expenses. The proxy solicitor may conduct this proxy solicitation by mail, telephone, facsimile, e-mail, other electronic channels of communication, or otherwise. In addition, our officers and directors, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. We also will request that brokers or other nominees who hold shares of our common stock in their names for the benefit of others forward proxy materials to, and obtain voting instructions from, the beneficial owners of such stock at our expense.
Proxies that are completed, signed and returned to us prior to the Meeting will be voted as specified. If no direction is given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, FOR the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the year ending December 31, 2021, FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, and FOR the approval of the A&R 2019 Plan, which increases the number of shares authorized for issuance thereunder by 2,500,000 shares.
If a shareholder affirmatively abstains from voting as to any matter (or indicates a “withhold vote for” as to directors), then the shares held by such shareholder shall be deemed present at our Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.
If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization maintaining your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. If you plan to attend the Annual Meeting, you will need to bring a valid proxy from the organization maintaining your account to vote your shares at the Annual Meeting.

If you hold your shares in street name, and do not provide instructions, your shares may constitute “broker non-votes” on certain proposals. Generally, broker non-votes occur on a non-routine proposal where a broker is not permitted to vote on that proposal without instructions from the beneficial owner. Broker non-votes are counted as present for purposes of determining whether there is a quorum, but are not counted for purposes of determining whether a matter has been approved. If you properly submit a proxy card to the organization maintaining your account, but do not provide voting instructions, that organization will be able to vote your shares on Proposal 2; however, that organization will not be permitted to vote your shares on Proposal 1, Proposal 3 or Proposal 4. As a result, if you do not provide voting instructions to the organization maintaining your account, your shares will have no effect on the outcome of the election of directors, the approval of the advisory vote to approve the compensation of our named executive officers or the approval of the A&R 2019 Plan. As a result, if you hold shares in a brokerage account and wish to vote those shares on these proposals, we strongly encourage you to submit your voting instructions and exercise your right to vote as a shareholder.

Directors are elected by a plurality vote of the votes cast by the shareholders entitled to vote at the Meeting. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected. If you affirmatively abstain from voting, it will have no impact on the outcome of the vote for the proposal. Similarly, broker non-votes will have no impact on the outcome of the vote for the proposal.
The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote and present in person or by proxy at the Meeting will be required to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021. If you affirmatively abstain from voting, it will have the same effect as a vote “AGAINST” this proposal. Because this proposal is a routine matter, broker non-votes will not occur with respect to this proposal.
The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote and present in person or by proxy at the Meeting will be required to approve the non-binding advisory approval of the compensation of our named executive officers. If you affirmatively abstain from voting, it will have the same effect as a vote “AGAINST” this proposal.
The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote and present in person or by proxy at the Meeting will be required to approve the A&R 2019 Plan. If you affirmatively abstain from voting, it will have the same effect as a vote “AGAINST” this proposal.

Our shareholders are not entitled to any appraisal or dissenters’ rights with respect to the matters to be acted upon at the Meeting.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 10, 2021:
This Proxy Statement, the accompanying Notice of Annual Meeting and proxy card are available on our website at http://www.axogeninc.com/proxy-statement.html, and our Annual Report on Form 10-K is available in the “Investors” section of our website at https://www.axogeninc.com.

PROPOSAL 1 – ELECTION OF DIRECTORS

At the Meeting, shareholders will vote on the election of eight director nominees: Karen Zaderej, Gregory Freitag, Quentin Blackford, Dr. Mark Gold, Alan Levine, Guido Neels, Paul Thomas and Amy Wendell. Our Board of Directors has nominated each of these individuals to serve a one-year term commencing at the Meeting and until each director’s successor is duly elected and qualified. All nominees are currently members of our Board of Directors and Mses. Zaderej and Wendell, Messrs. Freitag, Blackford, Levine and Neels and Dr. Gold were elected by our shareholders at our 2020 Annual Meeting of Shareholders. Mr. Thomas was appointed as a director on September 30, 2020, by our Board of Directors to fill the vacancy resulting from Robert Rudelius' resignation, which was effective as of the same date. In the event that any nominee becomes unable or unwilling to serve as a director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.
Proxies cannot be voted for a greater number of persons than the number of nominees named.
Biographical information for each director nominee is included below. Included at the end of each director’s biography is a description of the particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that each of these director nominees should serve as a member of our Board of Directors.
Karen Zaderej, Chairman, Chief Executive Officer and President (Age 59)
Ms. Zaderej has served as Axogen’s President, Chief Executive Officer (“CEO”), and a member of our Board of Directors since September 2011 and the Chairman of our Board of Directors since May 2018. Since May 2010, she has served as the Chief Executive Officer of Axogen’s wholly owned subsidiary, Axogen Corporation, and a member of the Board of Directors of Axogen Corporation. Ms. Zaderej joined Axogen Corporation in May 2006 and served as Vice President of Marketing and Sales from May 2006 to October 2007 and as Chief Operating Officer from October 2007 to May 2010. From October 2004 to May 2006, Ms. Zaderej worked for Zaderej Medical Consulting, a consulting firm she founded, which assisted medical device companies build and execute successful commercialization plans. From 1987 to 2004, Ms. Zaderej worked at Ethicon, Inc., a Johnson & Johnson company, where she held senior positions in marketing, business development, research & development, and manufacturing. Ms. Zaderej is a member of the University of Tampa Board of Trustees and the MedExec Women Board of Advisors. Ms. Zaderej has an M.B.A. from the Kellogg Graduate School of Business and a B.S. in Chemical Engineering from Purdue University. Ms. Zaderej’s qualifications to serve on our Board of Directors include her leadership and depth of knowledge of the Company, her extensive experience in the medical device industry, and her financial and management expertise.

Quentin Blackford, Director (Age 42)

Mr. Blackford has served as a member of our Board of Directors since May 2019. Since October 2019, he has served as executive vice president and chief operating officer of Dexcom, Inc. (“Dexcom”), a company that develops, manufactures and distributes continuous glucose monitoring systems for diabetes management. From September 2017 to October 2019, he served as Dexcom’s executive vice president and chief financial officer. Prior to Dexcom, he held several executive leadership positions with NuVasive, Inc. (“NuVasive”), a med-tech company that designs, develops, and markets products for the surgical treatment of spine disorders, most recently executive vice president, chief financial officer, head of strategy and corporate integrity from August 2016 to August 2017. Previous roles with NuVasive include executive vice president and chief financial officer from August 2014 to August 2016, executive vice president of finance and investor relations from July 2012 to August 2014, and vice president of finance from January 2011 to June 2012. Prior to his roles at NuVasive, Mr. Blackford led the global financial planning & analysis group at Zimmer Holdings, Inc. (NYSE: ZBH), a publicly traded medical device company, in addition to serving as director of finance and controller for the company’s Dental Division. He has served as an independent board member of Alphatec Holdings, Inc. (Nasdaq: ATEC), a publicly traded medical technology company, since October 2017. Mr. Blackford earned Bachelor of Science degrees in Accounting and Business Administration from Grace College. Mr. Blackford’s qualifications to serve on our Board of Directors include his proven leadership and experience as a senior level medical technology executive, his particular knowledge of the medical technology market and public companies in this sector and his finance, accounting and public market experience.
Gregory Freitag, J.D., CPA, Director (Age 59)
Mr. Freitag has been a member of our Board of Directors since September 2011. He was Axogen’s Special Counsel June 2020 until his retirement in March 2021, General Counsel from September 2011 until June 2020, Chief Financial Officer from September 2011 to May 2014 and August 2015 to March 2016 and Senior Vice President Business Development from May 2014 until October 2018. Mr. Freitag was the Chief Executive Officer, Chief Financial Officer and a board member of LecTec Corporation, an intellectual property licensing and holding company that merged with Axogen in September 2011, from June 2010 through September 2011. From May 2009 to the present, Mr. Freitag has been a principal of FreiMc, LLC, a healthcare and life science consulting and advisory firm he founded that provides strategic guidance and business development advisory services. Prior to founding FreiMc, LLC, Mr. Freitag was a Director of Business Development at Pfizer Health Solutions, a former subsidiary of Pfizer, Inc., from January 2006 to May 2009. From July 2005 to January 2006, Mr. Freitag worked for Guidant Corporation in their business development group. Prior to Guidant Corporation, Mr. Freitag was the Chief Executive Officer of HTS Biosystems, a biotechnology tools start-up company, from March 2000 until its sale in early 2005. Mr. Freitag was the Chief Operating Officer, Chief Financial Officer and General Counsel of Quantech, Ltd., a public point of care diagnostic company, from December 1995 to March 2000. Prior to that time, Mr. Freitag practiced corporate law in Minneapolis, Minnesota. Mr. Freitag is also a director of the Foundation Board of Fairview Health Services, a health care system in Minnesota, and PDS Biotechnology Corporation (Nasdaq: PDSB), a clinical stage biopharmaceutical company developing immunotherapies for cancer and other disease areas such as infectious disease. Mr. Freitag holds a J.D. from the University of Chicago and a B.A. in Economics & Business and Law & Society from Macalester College, Minnesota. Mr. Freitag’s qualifications to serve on our Board of Directors include his proven leadership and experience as a senior level executive, his particular knowledge of public companies, including reporting, compliance and financial markets related thereto, his finance management and legal expertise and over 20 years of experience in the life sciences sector.

Mark Gold, M.D., Director (Age 72)

Dr. Gold has served as a member of our Board of Directors since September 30, 2011 and Axogen Corporation’s board of directors since July 2007. From 1990 until his retirement in June 2014, Dr. Gold was a Professor at the University of Florida College of Medicine’s McKnight Brain Institute and was recognized as a Distinguished Professor and Eminent Scholar and was Chairman of the Department of Psychiatry. He has also been recognized as the 17th University of Florida Distinguished Alumni Professor and served in that capacity for 4 years. Dr. Gold taught neuroanatomy and medical neuroscience for four decades and has been a pioneer in translational neuroscience research. He has been a consultant and senior advisor to banks and private equity and venture capital firms on medical devices, pharmaceuticals and health care services throughout his career. Dr. Gold was also a Founding Director of the Somerset Valley Bank and Somerset Valley Financial (Nasdaq: SVBF) from 1991 to 1999 which was sold to Fulton Financial Corporation. Dr. Gold is a Director of The Magstim Company Ltd., a United Kingdom based global leader in brain stimulation, nerve modulation, and intraoperative nerve monitoring. He was a Founding Director at Viewray, a public commercial stage MR-Guided Radiotherapy company specializing in Cancer treatment. Dr. Gold earned his M.D. from the University of Florida College of Medicine and his B.S. from Washington University in St. Louis. Dr. Gold’s qualifications to serve on our Board of Directors include his expertise in medical neuroscience and technology, in-depth knowledge of the pharmaceutical industry, and extensive experience in business and management.
Alan Levine, Director (Age 53)
Mr. Levine has served as a member of our Board of Directors since May 2019. Since February 2018, Mr. Levine has been the chairman, president, and chief executive officer of Ballad Health, an integrated health care delivery system. From January 2014 until January 2018, he served as the president and chief executive officer of Mountain States Health Alliance, the largest health system in upper east Tennessee and southwest Virginia. He served as a senior advisor to the Board of Directors, president of the Florida Group and corporate senior vice president during his July 2010 to January 2014 tenure at Health Management Associates, a hospital and health care facilities operator. From January 2008 until July 2010, Mr. Levine served as senior health policy advisor to Louisiana Governor Bobby Jindal, and as the Secretary of the Louisiana Department of Health and Hospitals on the Governor’s cabinet. He was the president and chief executive officer of the North Broward Hospital District, one of the largest public health and hospital systems in the nation, from July 2006 until January 2008. He also served as the secretary of the Florida Agency for Health Care Administration, the health planning and regulatory agency for the State of Florida with responsibility for the oversight of more than 30,000 health care facilities, and the $17 billion state Medicaid program, from June 2004 until July 2006. Mr. Levine served as the deputy chief of staff and senior health policy advisor to Governor Jeb Bush from January 2003 until June 2004. Alan holds an M.B.A., M.S. in Health Science, and B.S. in Health Education/Community Health from the University of Florida. He currently serves on the Board of Governors of the State University System of Florida, where he has served as chair of the Audit and Compliance Committee, chair of the Research and Academic Excellence, Committee and chair of the Select Committee on 2+2 Education Attainment. He also served as chair of the State of Florida Higher Education Coordinating Council, a policy-setting body composed of all education entities from K-Post Secondary. Mr. Levine’s qualifications to serve on our Board of Directors include his broad healthcare management, policy and regulation and patient care delivery knowledge, executive level experience with integrated health care delivery systems and his knowledge as to budgeting and financial reporting.
Guido Neels, Director (Age 72)
Mr. Neels has served as a member of our Board of Directors since August 2015. He has been an operating partner of EW Healthcare Partners L.P. (“EW”) since February 2013. Mr. Neels joined EW as a Partner in August 2006, was promoted to Managing Director in 2008 and served in that position until being appointed to Operating Partner. From May 2004 until retiring in November 2005, Mr. Neels served as Chief Operating Officer of Guidant Corporation (“Guidant”), a world leader in the development of cardiovascular medical products, where he was responsible for the global operations of Guidant’s four operating units – Cardiac Rhythm Management, Vascular Intervention, Cardiac Surgery, and Endovascular Solutions. From December 2002 to May 2004, Mr. Neels was Group Chairman, Office of the President at Guidant, responsible for worldwide sales operations, corporate communications, corporate marketing, investor relations and government relations. From January 2000 to December 2002, Mr. Neels was President of Guidant for Europe, Middle East, Africa and Canada. Mr. Neels previously served as Vice President of Global Marketing for Vascular Intervention and as Managing Director for German and Central European operations. From 1982 to 1994, until Guidant was spun off as an independent public company from Eli Lilly and Co., Mr. Neels held general management, sales and marketing positions at Eli Lilly in the United States and Europe. From 1972 to 1980, he held positions in information technology, finance and manufacturing at Raychem Corporation in Belgium and the United States. Mr. Neels currently serves on the board of directors of Bioventus LLC, a portfolio company of Essex Woodlands. In addition, Mr. Neels also serves on the board of directors for Christel House International and Amici Lovanienses, both not-for-profit organizations. Mr. Neels holds an M.B.A. from Stanford University and a business engineering degree from the University of Leuven in Belgium. Mr. Neels’ qualifications to serve on our Board of Directors include his extensive leadership experience in the medical device and biotechnology industries and his expertise in the commercialization of medical devices, corporate governance and the financial markets.
Paul Thomas, Director (Age 65)
Mr. Thomas has served as a member of our Board of Directors since September 2020. Mr. Thomas currently serves on the board of directors of Abiomed, Inc. (NASDAQ: ABMD) and Surgalign Spine Technologies, Inc. (NASDAQ: SRGA). Mr. Thomas has more than 30 years of experience in the medtech industry and currently serves as the CEO and Co-Founder of Prominex, Inc. Mr. Thomas also served as the CEO of Roka Bioscience from 2009 to 2017. Prior to that, Mr. Thomas served as Chairman and CEO of LifeCell Corporation from 1998 until it was acquired by KCI in 2008 in a transaction valued at $1.8 billion. He also held various senior positions, including President of the Pharmaceutical Products Division, during his tenure of 15 years with Ohmeda, Inc. Mr. Thomas received his M.B.A. from Columbia University Graduate School of Business and completed his post graduate studies in Chemistry at the University of Georgia Graduate School of Arts and Science. He received his B.S. in Chemistry from St. Michael’s College. Mr. Thomas’ qualifications to serve on our Board of Directors include his extensive executive leadership and financial experience, particularly in connection with rapid growth technology businesses, and his experience as a director of publicly traded companies.
Amy Wendell, Director (Age 60)
Ms. Wendell has served as a member of our Board of Directors since September 2016 and Lead Director since May 2018. She was a senior advisor for the healthcare investment banking practice of Perella Weinberg Partners (“PWP”) from January 2016 through April 2019. Her scope of responsibilities involved providing guidance and advice with respect to mergers and acquisitions and divestitures for clients and assisting PWP in connection with firm-level transactions. From 2015 until October 2018, Ms. Wendell served as a senior advisor for McKinsey and Company’s (“McKinsey”) strategy and corporate finance practice and as a member of McKinsey’s transactions advisory board to help define trends in mergers and acquisitions, as well as help shape McKinsey’s knowledge agenda. From 1986 until January 2015, Ms. Wendell held various roles of increasing responsibility at Covidien plc (“Covidien”) (including its predecessors, Tyco Healthcare and Kendall Healthcare Products), including in engineering, product management and business development. Most recently, from December 2006 until Covidien’s acquisition by Medtronic plc in January 2015, Ms. Wendell served as Covidien’s Senior Vice President of Strategy and Business Development, where she managed all business development, including acquisitions, equity investments, divestitures and licensing/distribution, and led Covidien’s strategy and portfolio management initiatives. Ms. Wendell is a member of the board of directors of Hologic, Inc. (Nasdaq: HOLX), a leading developer, manufacturer and supplier of premium diagnostic products, medical imaging systems and surgical products with a strong position in women’s health and Baxter International, Inc. (NYSE: BAX), a leading global medical products company. She is also a director of Por Cristo, a non-profit charitable medical service organization involved in health care work for at-risk women and children in Latin America. Ms. Wendell holds a M.S. in biomedical engineering from the University of Illinois and a B.S. in mechanical engineering from Lawrence Institute of Technology (n/k/a Lawrence Technological University). Ms. Wendell’s qualifications to serve on our Board of Directors include her broad healthcare management and governance experience, her knowledge of healthcare policy and regulation, patient care delivery and financing, and her knowledge of clinical research and medical technology assessment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE EIGHT DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Director Independence
Our Board of Directors currently consists of eight directors: Karen Zaderej, Gregory Freitag, Quentin Blackford, Dr. Mark Gold, Alan Levine, Guido Neels, Paul Thomas and Amy Wendell.
In determining whether our directors and director nominees are independent, we use the definition of independence provided in Rule 5605(a)(2) of the Nasdaq Stock Market’s (“Nasdaq”) Marketplace Rules. Under this definition of independence, Messrs. Blackford, Levine, Thomas and Neels, Ms. Wendell and Dr. Gold are independent. Mr. Freitag and Ms. Zaderej are not independent because they serve (or in the case of Mr. Freitag, have served within the past three years) as executive officers of the Company. Each member of our Audit Committee, Compensation Committee and Governance, Nominating and Sustainability Committee also meets the heightened independence standards under the applicable Nasdaq independence rules.

Attendance at Meetings
Our Board of Directors met seven times during 2020, either in person or by teleconference, and acted by written consent on eleven occasions. During 2020, each of our then current directors attended at least 75% of the aggregate number of the meetings of the Board of Directors. In addition, each of our then current directors attended at least 75% of the aggregate number of the meetings of the committees on which they served, except for Mr. Levine, who attended three out of the five Audit Committee meetings in 2020. All of our then current directors were in attendance telephonically or in person at our 2020 Annual Meeting of Shareholders. Members of our Board of Directors are encouraged, but not required, to attend each annual meeting of shareholders.

Board Leadership Structure
Our Board of Directors is responsible for overseeing the business, property and affairs of Axogen. Members of our Board of Directors are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them and by participating in meetings of our Board of Directors and its committees.
Our Board of Directors is currently composed of: (i) Karen Zaderej, who also serves as our Chairman, CEO and President, (ii) Gregory Freitag, who served as our General Counsel until his transition to special counsel in June 2020, (iii) Amy Wendell, who serves as Lead Director, and (iv) five other directors. Our Board of Directors does not have a policy regarding the separation of the roles of Chairman of our Board of Directors and CEO because our Board of Directors believes that the determination of whether to separate the roles depends largely upon the identity of the CEO and the members of our Board of Directors from time to time, that there is no single best organizational model that is the most effective in all circumstances and that the shareholders’ interests are best served by allowing our Board of Directors to retain the flexibility to determine the optimal organizational structure for Axogen at a given time. At this time, we believe that we are currently best served by having the same individual serve as our CEO and Chairman of our Board of Directors.

Risk Oversight by our Board of Directors
Our Board of Directors takes an active role in risk oversight related to Axogen and primarily administers its role during Board of Directors and committee meetings. During regular meetings of our Board of Directors, members of our Board of Directors discuss the operating results for each fiscal quarter. These meetings allow the members of our Board of Directors to analyze any significant financial, operational, competitive, economic, regulatory and legal risks of our business model, as well as how effectively we implement our goals. During regular Audit Committee meetings, Audit Committee members discuss the financial results for the most recent fiscal quarter with our independent auditors and our Chief Financial Officer (“CFO”). Our Audit Committee also meets with, and provides guidance to, our independent auditors outside the presence of management and oversees and reviews with management the liquidity, capital needs and allocation of our capital, our funding needs and other finance matters. In addition, our Audit Committee reviews our legal, healthcare compliance and our procedures regarding the receipt, retention and treatment of whistleblower complaints regarding internal accounting, accounting controls or audit matters. These discussions and processes allow the members of our Audit Committee to analyze any significant risks that could materially impact the financial health of our business.
In furtherance of its risk oversight responsibilities, our Compensation Committee has evaluated our overall compensation policies and practices for our employees to determine whether such policies and practices create incentives that could reasonably be expected to affect the risks faced by us and our management has concluded that the risks arising from our policies and practices are not reasonably likely to have a material adverse effect on the Company.

Board Committees
The standing committees of Axogen’s Board of Directors include an Audit Committee, a Compensation Committee, a Governance, Nominating and Sustainability Committee, and a Science and Technology Committee. Messrs. Blackford (Chairman), and Levine and Dr. Gold are members of the Audit Committee. Messrs. Neels (Chairman), Blackford and Ms. Wendell are members of the Compensation Committee. Ms. Wendell (Chairman) and Messrs.  Neels and Thomas are members of the Governance, Nominating and Sustainability Committee. Dr. Gold (Chairman), and Messrs. Freitag and Thomas are members of the Science and Technology Committee. The Charters of each of the Audit Committee, the Compensation Committee, the Governance, Nominating and Sustainability Committee, and the Science and Technology Committee can be found on our website under “Investors — Corporate Governance.”  The information contained on our website, or on other websites linked to our website, is not part of this document. Reference herein to our website is an inactive text reference only.
Audit Committee
The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for review of audits, financial reporting and compliance, and accounting and internal controls policies. For audit services, the Audit Committee is responsible for the engagement and compensation of the registered independent accounting firms, oversight of their activities and evaluation of their independence. The Audit Committee has instituted procedures for receiving reports of improper record keeping, accounting or disclosure. In the opinion of the Board of Directors, each of the members of the Audit Committee has both business experience and an understanding of accounting principles generally accepted in the United States (“GAAP”) and financial statements enabling them to effectively discharge their responsibilities as members of the Audit Committee. Moreover, the Board of Directors has determined that each of Messrs. Blackford and Levine and Dr. Gold is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC and is an independent director. Our Audit Committee held five meetings and did not act by written consent during 2020.
A current copy of the Company’s Audit Committee charter, which has been adopted by our Board of Directors, is posted on our website at http://ir.axogeninc.com/governance-docs.
Compensation Committee
Our Compensation Committee determines and periodically evaluates the various levels and methods of compensation for our directors, officers and employees, and is responsible for establishing executive compensation and administering the Axogen, Inc. 2019 Long-Term Incentive Plan (the “2019 Plan”) and the Axogen, Inc. 2017 Employee Stock Purchase Plan (the “2017 ESPP”). Our Compensation Committee held nine meetings and acted by written consent on three occasions during 2020.
Under its charter, our Compensation Committee’s duties and responsibilities include, without limitation: (i) periodically review our compensation philosophy and the design of our compensation programs; (ii) establish and oversee our compensation plans; (iii) recommend to our Board of Directors a compensation and benefit package for directors; (iv) at least annually, establish and review our CEO’s management objectives, conduct the CEO’s performance evaluation and communicate the outcomes to our Board of Directors; (v) review and approve payouts to participants as proposed by our CEO under our compensation plans; (vi) review and approve, for our CEO and our other executive officers, when and if appropriate, employment agreements, severance agreements, change in control provisions/agreements and any severance or similar termination payments proposed to be made to any of our current or former executive officers; (vii) in consultation with senior management, oversee regulatory compliance with respect to compensation matters; and (viii) prepare the annual report on executive compensation required to be included in our annual proxy statement. Our executive officers do not play a formal role in determining or recommending the amount or form of director compensation.
The Compensation Committee may delegate its powers under the 2019 Plan to one or more directors (including a director who is also one of our officers) and may authorize one or more officers to grant awards under the 2019 Plan, except that the Compensation Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act, or in a way that would violate Section 162(m) of the Internal Revenue Code (the “Code”). Axogen’s Board of Directors may also exercise the powers of the Compensation Committee at any time, so long as its actions would not violate Section 162(m) of the Code. The Compensation Committee’s ability to delegate its powers is also limited by the rules of the Nasdaq Stock Market on which Axogen’s shares of common stock are listed.
Since May 2016, our Compensation Committee has engaged Radford, a subsidiary of Aon Hewitt Limited (“Radford”), a compensation consultant, for the purpose of advising upon executive and director compensation. The Compensation Committee has reviewed the independence of Radford’s advisory role relative to the six consultant independence factors adopted by the SEC to guide listed companies in determining the independence of their compensation consultants, legal counsel and other advisors. Following its review, the Compensation Committee concluded that Radford did not have any conflicts of interest and provided the Compensation Committee with objective and independent executive compensation advisory services.
Radford was engaged in 2020 to provide the Compensation Committee with an analysis of Axogen’s executive officers, officers and director compensation, focusing on all compensation components including base salary, bonus, equity, director retainers and fees and committee fees. Radford conducted a thorough proxy review of Axogen’s most relevant comparative companies, and analyzed base salary, bonus, equity, retainers, and all other compensation components in relation to Axogen’s peer group. In addition, as part of Radford’s compensation analysis, they reviewed the equity holdings of executive officers, officers and directors in relation to Axogen’s peer group.
The Company’s Chief Executive Officer is involved in the design and implementation of our executive compensation and is typically present at Compensation Committee meetings, except that the Chief Executive Officer is not present during any voting or deliberations on her compensation. In 2020, the Chief Executive Officer reviewed the analysis and recommendations of Radford with the Compensation Committee and made recommendations regarding proposed salary, equity awards and bonus for our officers (other than herself). The Compensation Committee exercises its discretion in accepting, rejecting and/or modifying any such executive compensation recommendations and approves all compensation and equity awards.
A current copy of the Company’s Compensation Committee charter, which has been adopted by our Board of Directors, is posted on our website at http://ir.axogeninc.com/governance-docs.
Governance, Nominating and Sustainability Committee
The Governance, Nominating and Sustainability Committee is responsible for providing oversight in relation to the corporate governance of Axogen and also identifies director nominees for election to fill vacancies on our Board of Directors. Nominees are approved by the Axogen Board of Directors on recommendation of the Governance, Nominating and Sustainability Committee. In evaluating nominees, the Governance, Nominating and Sustainability Committee particularly seeks candidates of high ethical character with significant business experience at the senior management level who have the time and energy to attend to board responsibilities. Candidates should also satisfy such other particular requirements that the Governance, Nominating and Sustainability Committee may consider important to Axogen’s business at the time. When a vacancy occurs on the Axogen Board of Directors, the Governance, Nominating and Sustainability Committee will consider nominees from all sources, including shareholders, nominees recommended by other parties, and candidates known to the directors or Axogen’s management. The best candidate from all evaluated will be recommended to the Axogen Board of Directors to consider for nomination. No material changes have been made to the procedures by which shareholders may recommend nominees to Axogen’s Board of Directors.
The Governance, Nominating and Sustainability Committee’s sustainability activities are to (1) review, and make recommendations to the Board of Directors, the implementation of which create value consistent with the long-term preservation and enhancement of shareholder value and social well-being, on, the Company’s policy and performance in relation to sustainability-related matters, including: a) health and safety; b) the environment; c) climate change; d) human rights; e) heritage and land access; f) security and emergency management; and g) community relations; and (2) assist in setting annual sustainability performance goals and assessing achievement of such goals if requested by the Compensation Committee.
To be a good corporate steward and citizen, our Board of Directors believes in long-term approach, including certain key environmental, social and corporate governance objectives. Our Board of Directors, with recommendations from our Governance, Nominating and Sustainability Committee and with the input, time and talent of our executive officers and employees, has overseen the implementation of several policy and operational improvements, including:
•the adoption of our Anti-Human Trafficking Policy, which is our commitment to an environment free from human trafficking, prohibits our employees or anyone who provides services to us from engaging in any form of human trafficking and provides a reporting website and hotline for actual or suspected violations of the policy;
•under the Company’s Governance, Nominating and Sustainability Committee charter, the Governance, Nominating and Sustainability Committee reviews and makes recommendations to our Board of Directors regarding sustainability activities. In connection therewith, we implemented recycling programs in our Tampa and Alachua facilities as well as investing in new purified water systems, sanitation systems, LED lighting, hydronic HVAC systems and energy efficient freezers, all with the goal of reducing our environmental footprint;
• the formation of the Global Nerve Foundation, a non-profit entity with the primary purpose to improve the lives of people with nerve problems and advance and promote excellence in nerve care; and
•the adoption of our Affirmative Action Plan, which continues our commitment to equal employment opportunity to ensure the rights of each person in all actions, including recruitment, selection, training, development, compensation and promotion In furtherance of this policy, we (i) partnered with a third-party vendor to ensure that our opportunities are posted and available on each state’s veteran and diversity job boards; (ii) audited existing job postings, advertisements and candidate communications for gender coding; (iii) created custom sourcing filters to target diversity candidates; (iv) trained leaders on issues related to discrimination and harassment what they can do to identify it and resolve it; (v) ensured recruitment marketing material illustrates our authentic diversity; (vi) promoted Axogen with members of targeted candidate groups (Women in Tech, veteran groups, Historically Black Colleges and Universities, Hispanic Groups, African American Groups); (vii) initiated and maintained communication with organizations having special interests in the recruitment of and job accommodations for protected veterans and individuals with disabilities; (viii) implemented interview scorecards to ensure equitable consideration and discussion during new employee selection process; and (ix) encouraged employee resource groups devoted to development and support of potentially under-represented groups.
Our Governance, Nominating and Sustainability Committee held five meetings and did not act by written consent during 2020.
A current copy of the Company’s Governance, Nominating and Sustainability Committee charter, which has been adopted by our Board of Directors, is posted on our website at http://ir.axogeninc.com/governance-docs.
Science and Technology Committee
The Science and Technology Committee is responsible for providing general oversight of the significant scientific and technological aspects of Axogen’s business, including: (i) assist the Board of Directors fulfilling its oversight responsibilities and advise it with respect to the overall role of technology, science and research and development in executing the business strategy of the Company including, but not limited to, major investments, strategy, including regulatory/clinical strategy, operational benefits and performance, trends that may affect portfolio assets, pipeline and the Company’s business and impact on the Company’s performance, growth and competitive position; (ii) review the overall scientific, research and development and regulatory/clinical strategy of the Company and the progress of major projects related thereto; (iii) review related external scientific research, discoveries and commercial developments, as appropriate; (iv) review the Company’s overall intellectual property strategies and its portfolio of patents; (v) review and consider management’s decisions regarding acquiring or divesting scientific technology or otherwise investing in research or development programs; (vi) assist in setting annual scientific goals and assessing achievement of such goals if requested by the Compensation Committee; and (vii) oversee the Company’s medical industry compliance program and review legal, compliance and regulatory matters with management and the Audit Committee that may have a material impact on the financial statements, and review programs and reports received from regulators.
Our Science and Technology Committee held four meetings and did not act by written consent during 2020.
A current copy of the Company’s Science and Technology Committee charter, which has been adopted by our Board of Directors, is posted on our website at http://ir.axogeninc.com/governance-docs.

Director Nominations
Director nominees are approved by our Board of Directors on recommendation of our Governance, Nominating and Sustainability Committee. In evaluating nominees, our Governance, Nominating and Sustainability Committee particularly seeks candidates of high ethical character with significant business experience at the senior management level who have the time and energy to attend to board responsibilities. Candidates should also satisfy such other particular requirements that our Governance, Nominating and Sustainability Committee may consider important to our business at the time. In accordance with our Governance, Nominating and Sustainability Committee charter and policies included therein, characteristics expected of all directors should include independence, integrity, high personal and professional ethics, sound business judgment, and the ability and willingness to commit sufficient time to our Board of Directors. In evaluating the suitability of individual directors, our Board of Directors takes into account many factors, including: (i) general understanding of marketing, finance, and other disciplines relevant to the success of a small publicly traded medical device company in today’s business environment; (ii) understanding of the Company’s business and technology; (iii) educational and professional background; (iv) personal accomplishment; and (v) geographic, gender, age, and ethnic diversity. Our Board of Directors evaluates each individual in the context of our Board of Directors as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience.
In addition, in accordance with our Governance, Nominating and Sustainability Committee charter and policies included therein, when a vacancy occurs on our Board of Directors, our Governance, Nominating and Sustainability Committee will consider nominees from all sources, including shareholders, nominees recommended by other parties, and candidates known to our directors or our management. The best candidate(s) from all evaluated will be recommended to our Board of Directors to consider for nomination.
Shareholders wishing to recommend a director nominee to our Governance, Nominating and Sustainability Committee may do so by sending to our Governance, Nominating and Sustainability Committee, on or before January 1 of each year, the following information: (i) name of the candidate and a brief biographical sketch and resume; (ii) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (iii) a signed statement as to the submitting shareholder’s current status as a shareholder and the number of shares currently held. No candidates for director nominations were submitted to our Governance, Nominating and Sustainability Committee by any shareholder in connection with our 2021 Annual Meeting of Shareholders. Such recommendation should be addressed to Governance, Nominating and Sustainability Committee, c/o General Counsel, Axogen, Inc., 13631 Progress Blvd., Suite 400, Alachua, FL 32615.

Diversity Policy Statement
Our Governance, Nominating and Sustainability Committee believes that diversity promotes the inclusion of different perspectives and ideas that are valuable to the Company and our Board of Directors. Our Governance, Nominating and Sustainability Committee will take the opportunity, as and when appropriate, to further improve diversity in its broadest sense. The structure, size and composition (including skills, knowledge, experience and diversity) of our Board of Directors shall be considered as part of the annual evaluation of performance and effectiveness of our Board of Directors. Our Governance, Nominating and Sustainability Committee believes that actively encouraging diversity, while ensuring board members have the required governance skills, knowledge and competencies, is a primary component of its duties. Two of our directors self-identify as a woman.

Shareholder Communications with our Board of Directors
Shareholders may send written communications to the attention of our Board of Directors. Any shareholder desiring to communicate with our Board of Directors, or one or more of our directors, may send a letter addressed to: Board of Directors, c/o General Counsel, Axogen, Inc., 13631 Progress Blvd., Suite 400, Alachua, FL 32615. Our General Counsel has been instructed by our Board of Directors to promptly forward all communications so received to our full Board of Directors or the individual members of our Board of Directors specifically addressed in the communication.

Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Director Stock Ownership Guidelines
On December 29, 2016, our Board of Directors adopted the Non-Employee Director Equity Ownership Guidelines (the “Guidelines”) under which each non-employee director is required to own, within five years of joining the Board of Directors, a specified dollar value of Axogen’s common stock, or common stock underlying vested stock options held by the non-employee director to the extent such options are "in-the-money". Value is to equal at least three times the director’s annual retainer, excluding any committee retainers or other fees the director may receive. As of January 1, 2020, the annual determination date under the Guidelines, all of Axogen’s non-employee directors were in compliance with the Guidelines.
A current copy of the Company’s Non-Employee Director Equity Ownership Guidelines is posted on our website at http://ir.axogeninc.com/governance-docs.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our employees (including our principal executive officer, chief financial officer and other members of our finance and administration department) and our directors.
Our Code of Business Conduct and Ethics is posted on our website at http://ir.axogeninc.com/governance-docs. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq Stock Market listing standards concerning any amendments to, or waivers from, any provision of our Code of Business Conduct and Ethics.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

In accordance with our Audit Committee Charter, our Audit Committee reviews and approves (with the concurrence of a majority of the disinterested members of our Board of Directors) any related-party and affiliated-party transactions. Our Code of Business Conduct and Ethics generally addresses such situations as to conflicts of interest and is the starting basis for disclosure and review. The Code of Business Conduct and Ethics provides that a conflict situation can arise when an employee or officer takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interest may also arise when an employee or officer, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company. Loans to, or guarantees of obligations of, employees and officers and their family members by the Company may create conflicts of interest.
In addition, the Code of Business Conduct and Ethics provides that all related person transactions that meet the minimum threshold for disclosure in a proxy statement under the relevant SEC rules must be reported to and approved by the Audit Committee. Company officers and directors are required to bring promptly to the attention of our CFO or General Counsel any transaction or series of transactions that may result in a conflict of interest between that person and the Company. The Company CFO on a continuous basis, and annually, reviews with Company accounting personnel any situations that appear to have a conflict. Following any disclosure or discovery, our CFO or General Counsel will then review with the Chairman of our Audit Committee the relevant facts disclosed by the officer or director in question or the uncovered situation. After this review, the Chairman of the Audit Committee and the CFO or General Counsel determines whether the matter should be brought to the Audit Committee or the full Board of Directors for approval. In considering any such transaction, the Audit Committee or the Board of Directors, as the case may be, will consider various relevant factors, including, among others, the reasoning for the Company to engage in the transaction, whether the terms of the transaction are arm’s length and the overall fairness of the transaction to the Company. If a member of the Audit Committee or the Board of Directors is involved in the transaction, he or she will not participate in any of the discussions or decisions about the transaction. The transaction must be approved in advance whenever practicable, and if not practicable, must be ratified as promptly as practicable.

Related Person Transactions

The Company had no related party transactions in 2020, nor are there currently any proposed transactions which in accordance with the SEC rules would require disclosure.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 12, 2021, by each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock, each of our directors, each of our named executive officers and all of our directors and named executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”). Except as otherwise noted, each shareholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them, and such shares are not subject to any pledge. Shares of common stock underlying options held by a person that are currently exercisable, or exercisable within 60 days of March 12, 2021, are considered outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not considered outstanding for the purpose of computing the percentage ownership of any other person. Percentage of ownership is based on 40,771,558 shares of common stock outstanding on March 12, 2021.

	Number of Shares	Number of Shares
	Beneficially Owned	Underlying Options
	(including shares	Currently Exercisable or
	reflected in the	Exercisable within 60 days	Percent of Shares
Name of Beneficial Owner (1)	third column)(2)	of March 12, 2021(2)	Outstanding (%)
ArrowMark Colorado Holdings LLC (3)	6,618,259	—	16.23%
BlackRock, Inc. (4)	3,006,028	—	7.37%
First Light Asset Management, LLC (5)	2,352,446	—	5.77%
Essex Woodlands (6)	1,981,888	—	4.86%
Karen Zaderej	1,218,012	586,600	2.95%
Gregory Freitag	464,131	235,779	1.13%
Peter Mariani	327,884	309,650	*
Mark Gold (7)	344,161	15,490	*
Guido Neels	75,490	75,490	*
Paul Thomas	—	—	*
Amy Wendell	90,164	64,240	*
Quentin Blackford	36,813	18,687	*
Alan Levine	18,687	18,687	*
Brad Ottinger	—	—	*
Eric Sandberg	25,723	22,500	*
Angelo Scopelianos	48,496	41,450	*
All directors and named executive officers as a group (12 persons)	2,557,277	1,347,123	6.3%
*     Less than 1%.
(1)Unless otherwise specified, the address of each beneficial owner is c/o Axogen, Inc., 13631 Progress Blvd., Suite 400 Alachua, FL 32615.
(2)Does not include shares of common stock underlying Restricted Stock Units or Performance Stock Units subject to vesting 60 days beyond March 12, 2021.
(3)This information is based solely on a review of Schedule 13G/A filed on February 16, 2021 with the SEC by ArrowMark Colorado Holdings, LLC. The Schedule 13G/A states that ArrowMark has sole voting power with respect to 6,618,259 shares and sole dispositive powers with respect to 6,618,259 shares. The principal business address of ArrowMark Colorado Holdings LLC is 100 Fillmore Street, Suite 325, Denver, Colorado 80206.
(4)This information is based solely on a review of Schedule 13G/A filed on January 29, 2021 with the SEC by BlackRock Inc. The Schedule 13G/A states that BlackRock has sole voting power with respect to 2,927,106 shares and sole dispositive powers with respect to 3,006,028 shares. The principal business address of BlackRock Inc. is 55 East 52nd Street, New York, NY 10055.
(5)This information is based solely on a review of Schedule 13G/A filed on February 16, 2021 with the SEC by First Light Asset Management, LLC. The Schedule 13G/A states that First Light and certain of its affiliates have shared voting power with respect to 2,352,446 shares and shared dispositive powers with respect to 2,352,446 shares.The principal business address of First Light Asset Management, LLC is 3300 Edinborough Way, Suite 201, Edina, MN 55435
(6)This information is based solely on a review of Schedule 13G/A filed on February 9, 2021 with the SEC by EW Healthcare Partners L.P., by Essex Woodlands Fund IX-GP, L.P. ("Fund IX-GP"), its General Partner, by Essex Woodlands IX, LLC (“Fund IX, LLC”), its General Partner, by Martin P. Sutter, Managing Director. The shares are held by EW. Fund IX-GP is the general partner of EW. Fund IX, LLC is the general partner of the Fund IX-GP. Fund IX, LLC holds sole voting and dispositive power over the shares held by EW. The managers of the Fund IX, LLC are Martin P. Sutter, R. Scott Barry, Ronald Eastman, and Petri Vainio (collectively, the "Managers"), and may exercise voting and investment control over the shares only by the majority action of the Managers. Each individual Manager, the Fund-IX-GP and Fund IX, LLC disclaim beneficial ownership over the shares except to the extent of his or its respective pecuniary interest therein. The address for these entities is 21 Waterway Avenue, Suite 225, The Woodlands, TX 77380.
(7)The shares of common stock for Dr. Gold include 159,575 shares held jointly by Dr. Gold and his wife, indirect ownership of 20,000 shares held by Dr. Gold’s spouse and indirect ownership of 92,000 shares held by MJSK, Ltd., a decedent investment trust held by Dr. Gold’s family.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. SEC regulations require us to identify in this report anyone who filed a required report late during our most recent fiscal year.
Based on our review of forms we received or written representations from reporting persons, we believe that all reports of securities ownerships and changes in such ownership required to be filed during the year ended December 31, 2020 were timely filed, except that Ms. Karen Zaderej filed a late report on Form 4 on January 17, 2020, reporting one (1) transaction.

Equity Compensation Plan Information
The following table summarizes, with respect to the Company’s equity compensation plans, the number of shares of the Company’s common stock to be issued upon exercise of outstanding options, warrants and other rights to acquire shares of common stock, the weighted-average exercise price of these outstanding options, warrants and rights and the number of shares of common stock remaining available for future issuance under the Company’s equity compensation plans as of December 31, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	5,219,389	13.62	1,793,090
Equity compensation plans not approved by security holders	80,000	16.26	—
Total	5,299,389	13.61	1,793,090

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation philosophy, the objectives of our executive compensation program and each compensation component that we provide. In addition, we explain how and why our Compensation Committee arrived at specific compensation policies and decisions involving our named executive officers for the fiscal year ended December 31, 2020. This CD&A is intended to be read in conjunction with the tables which immediately follow, which include historical context of pay.
The following executive officers constituted our named executive officers:

Karen Zaderej	Chief Executive Officer and President
Pete Mariani	Chief Financial Officer
Eric Sandberg	Chief Commercial Officer
Brad Ottinger	General Counsel and Chief Compliance Officer
Angelo Scopelianos	Chief Research & Development Officer
For Ms. Zaderej's biography, see "Proposal 1 - Election of Directors" above.
Peter Mariani, Chief Financial Officer (Age 57)
Mr. Mariani has been Axogen’s Chief Financial Officer since March 2016. He brings more than 25 years of experience as a financial executive in private and public companies. He previously served as Chief Financial Officer of Lensar, Inc, a privately held laser refractive cataract surgery company, from July 2014 through January 2016, following the sale of Lensar in December 2015. From June 2011 to June 2014 he served as Chief Financial Officer of Hansen Medical, a publicly traded medical device company developing robotic solutions for intravascular procedures. From 2007 through 2010 he served as Chief Financial Officer for two privately held companies (Harlan Laboratories: 2007 – 2009; and BMW Constructors: 2009 – 2010). From 1994 through 2006 he served in various senior financial roles with Guidant Corporation, a publicly traded leader in the development and sale of medical devices for the treatment of cardiovascular disease. Mr. Mariani began his career with Guidant as Director of Corporate Financial Reporting where he supported the initial IPO of Guidant and ultimately served as Vice President, Controller and Chief Accounting Officer. His experience at Guidant included two years as Director of Financial Reporting, Guidant Vascular Intervention in Santa Clara, California, and four years in Tokyo, Japan, mostly as Vice President Finance and Administration. While in Japan he helped to facilitate the conversion and scale of the Japan business from a distributor network to a direct sales and marketing organization. Following the 2006 sale of Guidant to Boston Scientific Corporation, he co-led the initial integration of the two companies. From 1987 to 1994 Mr. Mariani worked with Ernst and Young, LLP, where he served a diverse client base as a Certified Public Accountant (CPA). Mr. Mariani received a Bachelor of Science Degree in Accounting from Indiana University.
Eric A. Sandberg, Chief Commercial Officer (Age 56)
Mr. Sandberg has served as Axogen’s Chief Commercial Officer since January 2019. Mr. Sandberg has extensive leadership experience in commercializing medical technologies. He held leadership positions across sales, marketing, corporate accounts, and business development during a 12 plus year career at medical device manufacturers Guidant Corporation and Boston Scientific. While at Guidant, Mr. Sandberg built and led commercial teams that challenged the standard of care with innovative new solutions; including the Company’s first coronary stent system, which achieved market leadership in three months post launch and generated $700 million in sales within 15 months. He built and led the sales organization for CardioDx, a genomic diagnostic company, spearheading efforts to launch and create market demand for the company’s inaugural product. As President and CEO for Tangent Medical Technologies, Mr. Sandberg led all aspects of the company as it commercialized an innovative IV catheter system. Most recently, he served as CEO for Visura Technologies, successfully leading the development, patenting, FDA process, and commercialization of a novel transesophageal echocardiography camera assist device system, and as Chief Business Officer of gene therapy company Rhythm Therapeutics. Mr. Sandberg earned an MBA from Harvard Business School and a Bachelor of Science degree from Bradley University.

Brad Ottinger, JD, General Counsel (Age 51)

Mr. Ottinger joined Axogen as General Counsel and Chief Compliance Officer on June 1, 2020. Prior to joining Axogen, Mr. Ottinger most recently served as the Vice President, General Counsel, Chief Administrative Officer, and Secretary of MicroPort Orthopedics Inc., a wholly owned subsidiary of Shanghai-based MicroPort Scientific Corporation a manufacturer of total hip and knee implants, from October 2017 to January 2020. From March 2015 until October 2017, Mr. Ottinger served as MicroPort’s Vice President, Legal, Compliance, and Human Resources, having joined MicroPort as Associate General Counsel in January 2014. From March 2015 until his departure, Mr. Ottinger also served as a member of MicroPort Scientific’s Intercontinental Executive and Intercontinental Orthopedics Committees. Mr. Ottinger joined MicroPort following his tenure with Buckeye Technologies Inc., where from December 2011 to January 2014 he served as Associate General Counsel, providing a breadth of legal services to the enterprise, with a primary focus on corporate transactions. Prior to joining Buckeye Technologies, Mr. Ottinger concentrated his private practice in securities law/litigation and corporate transactions with both an international and domestic focus and used that foundation to develop expertise in corporate compliance and ethics with which he maintains professional certifications. Prior to attending law school, Mr. Ottinger worked with Accenture (FKA, Andersen Consulting) as a Management Consultant and with First Horizon Bank (FKA/First Tennessee Bank) in Human Resources delivering management development programs and managing succession planning. Mr. Ottinger holds a J.D. from Washington University in St. Louis, an M.Ed. from Vanderbilt University, and a B.A. in Liberal Arts from the Pennsylvania State University.
Angelo G. Scopelianos, Ph.D., Chief Research and Development Officer (Age 66)
Dr. Scopelianos has served as Axogen’s Vice President of Research and Development since September 2018 and on January 4, 2021, began serving as the Chief Research and Development Officer. From 2012 until joining Axogen, Dr. Scopelianos was an independent consultant specializing in medical devices. He began consulting after his retirement from a 24-year tenure at Johnson & Johnson (J&J). Angelo began at J&J in 1988 as section manager of R&D and held the escalating positions of manager of R&D, director of R&D, vice president of R&D and finally from October 2010 to September 2012 senior vice president of R&D. He joined J&J after research leadership positions at EI Dupont de Nemours in Wilmington, Delaware, and Pennwalt Corporation. Angelo received his doctorate degree in organic chemistry from Pennsylvania State University, following completion of a Bachelor of Science degree from the State University of New York—Oneonta. He holds over 35 U.S. patents and numerous international patents, and his awards include the Outstanding Science Alumni Award by Penn State University; the Scientific Leadership Award in Biomaterials Science awarded by a consortium of NJ research universities.

This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from currently planned programs as summarized in this discussion.

EXECUTIVE SUMMARY

We are the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. We are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves providing innovative, clinically proven, and economically effective repair solutions for surgeons and health care providers. We have had tremendous growth in revenue with a five-year compounded annual growth rate of over 30%, while maintaining significant gross margins above 80%. Our efforts to increase market awareness, provide quality surgeon education programs, expand our commercial presence and effectiveness, grow the body of clinical evidence, and expand our product pipeline and applications are helping surgeons develop confidence in the adoption of the Axogen platform for nerve repair.

In late 2019 and early 2020 Axogen rebalanced our commercial efforts towards extremity trauma, our largest market opportunity, and refocused our team on driving deeper penetration with our existing surgeon customers. Axogen is confident that we have the right leadership team and commercial strategy in place to continue driving strong surgeon adoption of our technology.

In March 2020, the World Health Organization declared the outbreak of the 2019 novel coronavirus (“COVID-19”) a pandemic. The global impact of COVID-19 has had a negative effect on the global economy, disrupting the financial markets and significantly impacting the medical industry. In response to COVID-19, our top priority has been the health and safety of those we serve, including healthcare professionals and their patients, as well as our employees, communities, and suppliers. We ensured employee compliance with state and local mandates as well as implemented certain cost mitigation initiatives effective April 26, 2020 such as a reduction in pay levels, temporary suspension of tissue processing, suspension of a long-term capital project, deferral of certain clinical trial and other projects. These actions were also required to lower our spending and preserve liquidity in a time when restrictions on the ability of our sales representatives to access customer facilities and postponement of elective procedures quickly reduced our daily revenue by as much as 70%, and the timing and pace of a recovery was far from certain.

Effective June 30, 2020 the company signed a seven-year, interest only financing agreement which provided up to $75 million in total financing commitments, with $35 million drawn at the close of the deal and outstanding as of December 31, 2020. This new financing agreement strengthened our balance sheet and provided liquidity protection in the event of a prolonged down-turn from the pandemic.

During this time, we kept our sales team and broader commercial organization intact and took the opportunity to provide extensive sales training. Our sales team developed skills and shared best practices around remote case support where hospital access has been restricted. We believe this remote support has been appreciated by customers and has expanded our sales team’s ability to support surgeons and their patients during COVID-19 and beyond. In addition, our professional education group was able to quickly develop a virtual surgeon training program, and combined with our marketing initiatives, was successful in developing new customers and revenue growth through product penetration.

Although COVID-19 had a significantly negative impact on our revenue growth in 2020, the Company was successful with its mitigation strategies, new commercial efforts and returned to year over year revenue growth in the second half of 2020. As a result, the company increased revenue to $112.3 million, a 5% improvement in 2020 compared to 2019. We are proud of our persistence, focus, and hard work of the past year that contained exceptional circumstances. Some of our business highlights include:

Continued Revenue Growth	Executing our Strategy
2020 was another year of strong revenue growth, with an increase of approximately 5%
We have made great progress toward our commercial strategy of driving strong surgeon adoption of our technology. Some highlights of our progress include:
a.Revenue CAGR of > 30% over past 5 years
b.Maintain gross margins > 80%
c.Ended 2020 with 111 direct sales representatives, and 23 independent sales agencies in the U.S.
d.Ended 2020 with 147 peer-reviewed clinical publications featuring Axogen’s nerve repair products
e.More than 50,000 Avance® Nerve Grafts have been implanted since launch

Long-term Shareholder Returns
As our company has continued to evolve with rapid growth and clinical success, it has been imperative that the Compensation Committee continually evaluate and transform the executive compensation program to appropriately structure pay packages considering company size, investor expectations, and industry standards. Our Compensation Committee firmly believes that executive compensation should be linked to our overall performance with particular focus on driving long-term, sustainable growth. As such, our executive compensation program is designed to attract highly qualified individuals, retain those individuals in a competitive marketplace for executive talent and motivate performance in a manner that supports achievement of our corporate goals while ensuring that these programs do not encourage excessive risk-taking. We believe our executive compensation program, as presented in this CD&A, achieves these objectives.

Key Compensation Decisions and Outcomes in 2020

•As the impact of the COVID-19 pandemic unfolded the Compensation Committee took several actions to place the Company in the best position to operate and grow during the pandemic. Effective April 26, 2020, base salaries for all our executive officers and all board retainers were reduced by 20% for a then unspecified period. In addition to this decision for executives, we also reduced the base salaries of all salaried, exempt employees by 10%-15%. As the potential impact of the pandemic on our business unfolded, we took additional steps to protect our business that included instituting a hiring freeze, a layoff of approximately 10% of our workforce, temporary suspension of tissue processing, deferral of a long-term capital project, deferral of certain clinical trial and other projects, among other efforts.

In July 2020 as we took additional actions related to the incentives for our executive officers:

•The Compensation Committee made changes to performance criteria of the annual bonus plan to re-align these with updated financial and operational forecasts considering the potential impact of the pandemic on anticipated revenues and clinical milestones. At the time of this change, management’s estimate of 2020 revenue was well below 2019 levels. The Compensation Committee set target bonus at the level of these new estimates, but included incentives that would accelerate the bonus payout above these new targets, and potentially return the forfeited base compensation in the form of bonus compensation if the company was able to drive revenue growth above 2019 levels. In recognition of these mid-year changes, the cap on the annual bonus opportunity was reduced from 200% to 175%.
•Additionally, a new PSU award was made to most of the leadership team in recognition of revised forecasts and focus the leadership team on key drivers of revenue growth through the anticipated recovery in second half of 2020.

Base salaries for all employees, other than our executive officers, were restored effective August 2020. Executive salaries and Board fees were eventually restored to pre-pandemic levels effective late October, following a review of business performance through September 30 demonstrating the strength of the Company’s on-going recovery from the pandemic, including third quarter revenue growth of 17% over prior year, improved operating cash flow, and an improved balance sheet and liquidity position.

Amid the changes above, the Compensation Committee and the Company continued to undertake reviews of the appropriateness of key elements of executive compensation:

•The Company completed its shift to award annual equity grants in the first quarter of the fiscal year as opposed to the fourth quarter. We continue to grant a mix of performance share units (PSUs), restricted share units (RSUs) and stock options;
•The shift in equity grant timing results in an increase in CEO pay for 2020 as reported in the Summary Compensation Table, however the key driver of the increase is based on the lack of an equity grant in 2019 to carry out this shift, and;
•The Compensation Committee undertook a review of NEO employment agreements with the aim to unify provisions across agreements and to implement certain “best practices” such as removing the “walk away” provision and formalizing double-trigger vesting of equity.

We carefully considered the impact of these actions to pay packages to appropriately balance fixed and variable elements to achieve as many 2020 objectives as possible during a period of significant uncertainty.

Say on Pay Vote and Investor Feedback

At our 2020 annual meeting, our non-binding advisory vote on executive compensation (commonly referred to as a “say-on-pay” vote) received overwhelming support from our shareholders, with approximately 97% of votes in support of the proposal. The Compensation Committee believes this vote demonstrated our shareholders’ positive view of our pay-for-performance philosophy and the appropriateness of our executive compensation structure.

In addition, at the 2019 annual meeting our shareholders recommended, on an advisory basis, that the Company begin to annually hold future say-on-pay votes. Based on this signaled preference, we are conducting a say-on-pay vote at our Meeting.

The Compensation Committee values and continues to consider shareholder input and feedback, including the results of say-on-pay votes, on our compensation program structure. The Compensation Committee determined that the structure of our executive compensation policies continues to be appropriately aligned to the achievement of Company goals and objectives and the best interests of shareholders. We believe that compensation program enhancements of the past several years, as well as our commitment to improved transparency in our CD&A disclosure, have resulted in a compensation program that best serves our Company, our executives, and our shareholders. Some changes in the past several years include:

Pay Program Overview

We believe that the design and structure of our pay program, and in particular our incentive plans, support our business strategy and organizational objectives while successfully aligning executive focus and interest with that of shareholders. Our compensation programs are designed to attract, motivate and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. All pay elements, and the safeguards and governance features of the program, have been carefully chosen and implemented to align with our pay philosophy and objectives.

In doing so, we have selected the following framework to achieve these objectives:

Base Salary
Base salaries are set to be competitive within our industry and are important in attracting and retaining talented executives. Base salaries are fixed pay set with consideration for responsibilities, market data and individual contribution.

Annual Cash Incentives
The annual cash incentive award plan is intended to motivate and reward our executives for the achievement of certain strategic goals of the Company.
In 2020, our annual incentives were based on key corporate objectives, including revenue and certain other operational goals.

Long-Term Equity Incentives
Long-term equity awards incentivize executives to deliver long-term shareholder value, while also providing a retention vehicle for our top executive talent.
Equity awards are typically delivered as:
a.Performance-based PSU
b.RSUs
c.Stock option

2020 Target Pay Mix

Consistent with our philosophy of aligning executive pay with the short- and long-term performance of the Company, and to align the interests of management and shareholders, the Company’s compensation programs are designed to provide the majority of executive compensation in the form of variable, at-risk, incentive pay. Our 2020 pay mix is shown below, which includes equity granted in March 2020; these grants are an essential component of our FY 2020 compensation program and were thus considered when designing our pay mix.

Compensation Governance

Our Compensation Committee is responsible for oversight of the Company’s compensation program and practices. A significant part of this responsibility is aligning management interests with the Company’s business strategies and goals, as well as the interest of our shareholders, while also mitigating excessive risk taking. To that end, the Company has committed to numerous governance practices and safeguards to ensure the compensation program does not misalign those interests.

What We Do
✔ Pay-for-performance philosophy and culture	✔ Engage an independent compensation consultant
✔ Provide an appropriate mix of performance-based and time-vesting awards to executives	✔ Appropriate stock ownership requirements for all executives and non-executive directors
✔ Strong emphasis on performance-based incentive awards	✔ Perform an annual risk assessment of our compensation program
✔ Responsible use of shares under our long-term incentive program
What We Don’t Do
X Hedging or pledging of Company securities	X Excessive perquisites
X Excise tax gross-ups	X Backdating or repricing of stock option awards

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Axogen’s compensation philosophy is designed to pay for performance and achieve the following principal objectives:
•align our executive officers’ compensation with our business objectives and the interests of our shareholders;
•enable us to attract, motivate and retain the level of successful, qualified senior executive leadership talent necessary to achieve our long-term goals; and
•reward performance, company growth and advancement of our long-term strategic initiatives.

We carefully construct pay packages to appropriately balance fixed and variable elements to achieve the aforementioned objectives.
COMPENSATION-SETTING PROCESS

Role of Compensation Committee

Our Compensation Committee is responsible for, among other things, overseeing our executive compensation philosophy and our executive compensation program, determining and approving the compensation for our named executive officers, negotiating executive employment contracts, and helping to establish appropriate compensation for directors and other key employees. Our Compensation Committee regularly reports to our Board of Directors on its deliberations, but is ultimately responsible for compensation decisions, as described in the Compensation Committee’s Charter.

Our Compensation Committee reviews, on at least an annual basis, our executive compensation program, including our incentive compensation plans, to determine whether they are appropriate, properly coordinated, and achieve their intended purposes, and recommends to our Board of Directors any modifications or new plans or programs. It also reviews the compensation of our named executive officers and makes decisions about the various components that comprise their compensation packages.

Role of Management

The Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and Chief Human Resources Officer (“CHRO”) are involved in the design and implementation of our executive compensation and, along with our General Counsel, are typically present at Compensation Committee meetings, except that the CEO, CFO and CHRO are not present during any voting or deliberations on their salary and equity compensation. In 2020, the CEO, CFO and CHRO reviewed the analysis and recommendations of Radford with the Compensation Committee and made recommendations regarding proposed salary, equity awards and bonus for our officers (other than themselves). The Compensation Committee exercises its discretion in accepting, rejecting and/or modifying any such executive compensation recommendations and approves all compensation and equity awards.

Role of Consultants

Since May 2016, our Compensation Committee has engaged Radford, part of the Rewards Solutions practice at Aon plc, to provide the Compensation Committee with a thorough analysis of our executive compensation, focusing on all compensation components.

In 2020, Radford assisted the Compensation Committee with, among other things:

•Executive and director market pay analysis;
•Reviewing and modifying the compensation peer group;
•Assisting the Company with COVID-related compensation actions;
•Conducting a review aimed to harmonize employment agreements;
•Development of executive and director pay programs; and
•Revising and augmenting our Compensation, Discussion & Analysis disclosure.

The Compensation Committee annually evaluates the independent compensation consultant’s independence and performance under the applicable SEC and Nasdaq listing standards. The Compensation Committee believes that working with an independent compensation consultant furthers the Company’s objectives to recruit and retain qualified executives, align their interests with those of shareholders and ensure that their compensation packages will appropriately motivate and reward ongoing achievement of business goals. The Compensation Committee conducted a specific review of its relationship with Radford in 2020 and determined that Radford’s work for the Compensation Committee did not raise any conflicts of interest.

Use of Competitive Data

To assess the competitiveness of our executive compensation program and compensation levels, our Compensation Committee, with the assistance of Radford, examines the competitive compensation data for senior executives of our peer companies.

The Compensation Committee uses the peer group to reference recent market data and understand the marketplace. However, the Committee also recognizes the importance of flexibility and considers other factors as well, such as individual performance, experience, history and scope of responsibility, current market conditions and the specific needs of the business at critical points in time.

2020 Peer Group

For our 2020 Peer Group, Compensation Committee conducted its regular review of companies similar to us with respect to sector and market capitalization, as well as revenue and headcount, to provide a broad perspective on competitive pay levels and practices.
•Sector – Health Care Equipment & Supplies companies; also considered biotech/biopharma companies to broaden our market perspective
•Market Capitalization – 0.5x to 4x Axogen’s market capitalization
•Revenue – 1/3x to 4x Axogen’s projected revenues
•Headcount – 1/3x to 4x Axogen’s projected headcount

Using these criteria, and based on an analysis provided by Radford, in August 2019 the same 17 companies were previously approved to comprise the Company's 2019 peer group were maintained for 2020 given that they remained appropriate peers for the Company:

AtriCure	iRhythm Technologies	Penumbra
Cardiovascular Systems	Luminex	Quidel
CryoLife	Natera	Repligen
Glaukos	Neogen	STAAR Surgical
Insulet	Nevro	Tactile Systems Technology
Intersect ENT	NovoCure

2021 Peer Group

In September 2020, the Compensation Committee, with the assistance of Radford, evaluated the appropriateness of the continued inclusion of each company in our peer group. Using the same criteria listed above, our Committee removed three companies from the peer group: Insulet, Penumbra and Quidel. The following four companies were added to the peer group: Alphatec, Flexion Therapeutics, SI-BONE and Vericel.

Consideration of Compensation Risk

Our pay-for-performance philosophy and compensation governance practices provide an appropriate framework to our executives to achieve our strategic goals without encouraging them to take excessive risks in their business decisions.

On an annual basis, the Compensation Committee conducts a thorough risk assessment of the Company’s compensation programs and practices to analyze whether they encourage employees to take excessive or inappropriate risks. To help with this assessment, Radford provides a detailed review of the Company’s compensation program and associated risks. The assessment focuses on the following areas of the Company’s practices and policies:
•Total direct compensation and benchmarking (level of pay and approach to setting pay)
•Annual incentive plan risk
•Equity plan risk
•Change-in-control policies
•Investor risk and other policies

After completing this review, the Compensation Committee concluded the Company’s compensation programs are, on balance, consistent with market practice and do not present material risks to the Company.

EXECUTIVE COMPENSATION PROGRAM COMPONENTS
The key elements of our executive compensation packages are base salary, annual cash incentives, and long-term equity-based awards. Our Compensation Committee believes that a combination of these elements offers the best approach to achieving our compensation goals, including attracting and retaining talented executives and motivating our executives and other officers to expend maximum effort to achieve our strategic business goals, including the creation of long-term, sustainable growth of shareholder value.

The following describes each component of our executive compensation program, the rationale for each component and how compensation amounts, and awards were determined for 2020 compensation.

Base Salaries

Base salary represents the fixed portion of our named executive officers’ compensation, which we view as an important element to attract, retain and motivate highly talented executives by rewarding the individual value that each executive officer brings to us through experience and past and expected future contributions to our success.

The Compensation Committee annually reviews the base salaries of our executive team with input from our CEO, CFO and CHRO (other than with respect to their own base salary). In addition to this input, for each executive the Compensation Committee considers:
•The individual’s role and responsibilities;
•Individual contribution and performance of the past year;
•Overall experience and expertise;
•Prior base salary;
•Corporate performance; and
•Salaries for similar positions within our industry.

In December of 2019 the Compensation Committee reviewed executive salaries for 2020 considering the above factors, and, Axogen’s strong growth in revenue, overall strong business performance, and individual executive’s compensation relative to similar executives of peer companies. The Compensation Committee determined that it was important that base salaries were adjusted to reflect our growth and allow us to continue to be competitive in the marketplace.

Beginning in April 2020, each NEO’s base salary shown below was decreased by 20% for an indefinite period of time as part of cost-containment actions necessitated by the COVID-19 pandemic. NEO salaries were eventually restored to pre-pandemic levels effective late October, following a review of business performance through September 30 demonstrating the strength of the Company’s on-going recovery from the pandemic, including Q3 revenue growth of 17% over prior year, and an improved balance sheet and liquidity position.

Base salaries were adjusted as follows for our named executive officers in 2020:

Executive	2019 Base Salary	2020 Base Salary	% Change	2020 Actual Salary	% Change from 2019 Base
Karen Zaderej	$605,000	$623,150	3.0%	$560,835	-7.3%
Pete Mariani	$390,100	$402,000	3.1%	$361,800	-7.3%
Eric Sandberg	$350,000	$350,000	—	$315,000	-10%
Brad Ottinger(1)	n/a	$369,000	—	$175,985	—
Angelo Scopelianos	$357,700	$369,500	3.3%	$332,550	-7%
(1)Mr. Ottinger joined the Company on June 1, 2020

2020 Annual Cash Incentive
We provide our executives, including the named executive officers, with the opportunity to annually earn cash incentives to encourage the achievement of corporate and individual objectives and to reward those individuals who significantly impact our corporate results.
In December 2019, our Compensation Committee approved, and our Board ratified, our performance-based bonus award plan for 2020 (the “2020 Annual Cash Incentive”). Under this plan each named executive officer was eligible to receive an annual cash bonus based on the extent to which Axogen achieved certain key corporate objectives during the 2020 fiscal year relating to revenue and certain operational goals. Total bonus payouts were capped at 200% of target.
In July 2020, as the impact of the pandemic on our business continued to reflect the business challenges we observed beginning in March, the Compensation Committee undertook a review of our 2020 Annual Cash Incentive metrics and payouts, which was adversely influenced by lower revenue projections. In anticipation of lower revenues for 2020, the Compensation Committee determined that it would retain the metrics and lower the revenue target in line with revised 2020 forecasts. Other adjustments to several of the other targets are outlined below. In recognition of shareholder views related to adjustments to targets during the performance period, the maximum bonus payout opportunity was lowered to a cap of 175% from 200% as originally structured. Combined these changes were made in order to keep the executive team focused on key financial and operational goals.
The Compensation Committee approved these performance goals of the bonus plan because, in its view, they were closely linked to our successful execution of our annual operating plan and because achieving the target level of success in the above-mentioned programs would require a focused and consistent effort by our executive officers throughout the 2020 fiscal year.
Individual bonuses paid, if any, are calculated by multiplying the executive’s annual base salary, target bonus percentage, and percentage achievement of the corporate goals, which may be measured by reference to pre-established goals with respect to the metrics, weighting and the ultimate achievement, as summarized below.

Metrics	% of Target Bonus	Earned % of Target Bonus
Revenues	70%	113%
Achieve OPEX/Revenue Ratio	20%	42%
Clinical Enrollment Milestones	5%	7%
Product and Quality Systems Management	5%	10%
Total	100%	172%

For our named executive officers, annual cash incentives earned were as follows:

Executive	Salary	Target Bonus %	Target Bonus 2020	Target Annual Cash Compen - sation	2020 Actual Base Salary	Earned Bonus % at 172% of Target	2020 Actual Bonus Paid	2020 Actual Cash Compen - sation	% of Target Annual Cash Compen- sation
Karen Zaderej	$623,150	100%	$623,150	$1,246,300	$560,835	172%	$966,971	$1,527,806	123%
Pete Mariani	$402,000	55%	$221,100	$623,100	$361,800	95%	$343,032	$704,832	113%
Eric Sandberg	$350,000	55%	$192,500	$542,500	$315,000	95%	$298,661	$613,661	113%
Brad Ottinger	$369,000	50%	$184,500	$322,875 (1)	$175,985	86%	$150,244	$326,229	101%
Angelo Scopelianos	$369,500	50%	$184,750	$554,250	$332,550	86%	$286,685	$619,235	112%
(1) This amount is prorated based on Mr. Ottinger's June 1, 2020 start date.

Equity Compensation

We use equity awards to motivate and reward our named executive officers, to encourage long-term corporate performance based on the value of our common stock and to align the interests of our named executive officers with those of our shareholders. We firmly believe that a large percentage of an executive’s compensation package should be at-risk and linked to performance.

Historically, Axogen has evaluated individual executive performance in the fourth quarter of each year and provided annual equity grants reflecting that evaluation in late December, prior to the end of the calendar year. In 2019, the Company shifted the timing of equity grants to the first quarter of 2020, to allow for completion of the calendar year and give the Company the ability to review full-year performance. The Company believes that this is a more common and preferable practice. The impact of this decision lowered equity compensation for 2019, as the equity grants that would have typically been granted in December of 2019, were not granted until March 16, 2020. The Company expects to continue with this approach of reviewing equity grants going forward.

On March 16, 2020, executives were granted the following mix of equity awards as the long-term incentive component of their compensation packages for fiscal year 2020:

•Performance share units (“PSUs”)
◦PSU’s are granted subject to achievement of certain performance milestones as documented in the PSU agreement, and approved by the Compensation Committee
◦Executives may earn between 0% to 150% of the target number of units based upon actual performance against a range of outcomes as documented in the PSU agreement
◦Once the number of PSUs has been determined, 33.33% will vest on each of February 15, 2022 and 2023 and 33.34% will vest on February 15, 2024, provided that the executive has been continuously employed through each vesting date

•Restricted share units (“RSUs”)
◦Vesting occurs over 4 years from the date of grant, typically with 50% vesting after 24 months and an additional 25% vesting on the third and fourth anniversaries of the grant date.

•Stock options
◦All shares underlying the options will be fully vested four years from the option grant date, with 50% of the aggregate shares vesting 24 months from the option grant date and an additional 12.5% of aggregate shares vest every six months thereafter.

2020 Equity Grants

Our Compensation Committee strives to balance these various long-term incentive vehicles to provide an appropriate balance of performance-based and time-vesting awards. On February 21, 2020, the Compensation Committee approved, and the Board of Directors ratified, our annual equity award grants to our named executive officers as part of their 2020 pay packages. These equity grants consisted of:

Executive	PSUs (#)	RSUs (#)	Stock Options (#)
Karen Zaderej	115,400	51,900	80,200
Pete Mariani	22,300	22,000	43,000
Eric Sandberg(1)	27,300	12,000	24,000
Brad Ottinger(2)	14,500	31,000	67,000
Angelo Scopelianos(3)	14,500	22,000	24,000
(1) Includes a retention grant of 5,000 PSUs to Mr. Sandberg made on March 16, 2020. Those awards will vest based on the attainment of certain gross revenue target and may vest at up to 150% based on performance and service requirements.
(2) Represent awards made pursuant to Mr. Ottinger’s new hire package made on June 1, 2020. Stock options have a ten-year term, 50% of which vest after 2 years and 12.5% vest every six months thereafter until fully vested. RSUs vest 50% after 24 months and an additional 25% vesting on the third and fourth anniversaries of the grant date. PSUs will vest based on the attainment of certain gross revenue target and may vest at up to 150% based on performance and service requirements.
(3) Includes a retention grant of 10,000 RSUs to Mr. Scopelianos made on March 16, 2020. Those awards vest 50% after 24 months and an additional 25% vesting on the third and fourth anniversaries of the grant date.

2020 Supplemental PSU Grants

In July 2020, in tandem with considerations given to the impact of the pandemic on the operation of the Annual Cash Incentive program and the Company’s efforts to address significant actions to ensure that key 2020 priorities receive focus, the Compensation Committee made an supplemental grant of PSU to executive officers, including our NEOs. These PSU awards were designed to focus the executive team on performance milestones related to gross revenue targets reflecting the impact of COVID-19 during the second half of 2020.

Executive	PSUs (#)
Karen Zaderej	61,100
Pete Mariani	10,100
Eric Sandberg	12,000
Brad Ottinger	—
Angelo Scopelianos	7,000
*Mr. Ottinger did not receive an award as he was not a recipient of an award in 2020

Once the number of PSUs has been determined, 33.33% will vest on each of July 15, 2021 and 2022 and 33.34% will vest on February 15, 2023, provided that the executive has been continuously employed through each vesting date.
Achievement of PSU Grants
On December 18, 2017, the Company issued PSUs with performance metrics tied to 2019 revenue. On February 4, 2020, the award was issued at 72.3% of achievement.
On December 27, 2018, the Company issued PSUs with the performance metrics tied to 2020 revenue. On February 5, 2021, the award was forfeited as the award had 0% achievement.
On July 17, 2020, the Company issued PSUs with the performance metrics tied to 2020 revenue. On February 5, 2021, the award was issued at 110% of achievement.

ADDITIONAL COMPENSATION PRACTICES AND POLICIES

Executive Stock Ownership Guidelines

The Board of Directors has adopted stock ownership guidelines for our executive officers. Under these guidelines, the Chief Executive Officer and each other individual serving as an executive officer must hold a dollar value of Axogen’s common stock, or common stock underlying vested stock options held by such person to the extent such options are “in-the-money.”

Position	Requirement
Chief Executive Officer	3x base salary
Executive Officers other than CEO	1x base salary
All other Section 16(b) Reporting Officers	1x base salary

For the purposes of determining stock ownership levels, the following forms of equity interests are included: shares owned by the executive officer directly, or held in trust for the benefit of, the executive officer or his or her immediate family members residing in same household or through trusts; and “In-the-Money” value of vested stock option awards. The applicable guidelines must be met within the earliest of five years from: (i) joining the Company, (ii) promotion to an officer level or (iii) establishment of the guidelines. All of our executive officers, with the exception of Mr. Ottinger who joined the Company in 2020, have met their respective stock ownership requirement.

Anti-Hedging and Pledging Policies

All of our executive officers and members of our Board of Directors are prohibited from entering into hedging or pledging transactions in respect of our common stock or other securities issued by Axogen.

Compensation Recovery Policy

We have not implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our named executive officers and other employees where the payments were predicated upon the achievement of financial results that were subsequently the subject of a financial restatement.

Retirement and Other Benefits

Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan on the same basis as our other employees. Employees are eligible to participate in the 401(k) plan immediately upon commencing employment, and enrollment is available any time during employment. Participating employees may make annual pretax contributions to their accounts up to a maximum amount as limited by law. The 401(k) plan requires us to make matching contributions of between 3% and 4% of the employee’s annual salary as long as the employee participates in the 401(k) plan. Both employee contributions and our contributions are fully vested at all times. In 2020, our matching contribution was 3% for the first 3% of compensation contributed and 50% for the next 2% of compensation contributed of each named executive officer’s annual base salary. We contributed, on an aggregate basis, approximately $40,000 in matching funds for our named executive officers in 2020.

Additional benefits received by our named executive officers include medical, dental, vision, short-term disability, long term disability, life and accidental death and dismemberment insurance. These benefits are provided on substantially the same basis as to all our full-time employees.

Historically, we have not provided perquisites or other personal benefits to our named executive officers. We do not view perquisites or other personal benefits as a component of our executive compensation program. Our future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by our Compensation Committee.

Post-Employment Compensation Arrangements

The employment agreements provide each of our named executive officers with certain protection in the event of his or her termination of employment under specified circumstances, including following a change in control of our Company. We believe that these protections serve our executive retention objectives by helping our named executive officers maintain continued focus and dedication to their responsibilities to maximize shareholder value, including in the event that there is a potential transaction that could involve a change in control of our Company. The terms of these agreements were determined after review by our Compensation Committee of our retention goals for each named executive officer and an analysis of competitive market data.

In October 2020, the Compensation Committee undertook a review of the employment agreements of our executive officers, including all NEOs with the goal of standardizing provisions that may have differed in various agreements over time. In addition, this exercise allowed the Compensation Committee to introduce several favorable changes from a governance perspective, including:
•Removed the modified single-trigger vesting for cash severance; and
•Confirmed double trigger vesting for equity (other than PSUs) in line with our practice for equity awards since 2019

For a summary of the material terms and conditions of these severance and change in control arrangements, see the section entitled “Executive Compensation — Potential Payments Upon Termination or Change in Control.”

Tax and Accounting Considerations

Taxation of “Parachute” Payments and Deferred Compensation

Sections 280G and 4999 of the Internal Revenue Code provide that named executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change in control of our Company that exceed certain prescribed limits, and that we (or a successor) may forfeit a deduction on the amounts subject to this additional tax. Section 409A of the Internal Revenue Code imposes significant additional taxes in the event that an employee, including a named executive officer, director, or service provider receives “nonqualified deferred compensation” that does not satisfy the conditions of Section 409A.

We did not provide any named executive officer with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Internal Revenue Code during 202. We have not agreed and are not otherwise obligated to provide any named executive officer with a “gross-up” or other reimbursement under these sections.

Accounting for Stock-Based Compensation

We follow the FASB ASC Topic 718 for our stock-based compensation awards. ASC 718 requires companies to calculate the grant date “fair value” of their stock-based awards using a variety of assumptions. This calculation is performed for accounting purposes and reported in the compensation tables that accompany this Compensation Discussion and Analysis, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based awards in their statements of operations over the period that the recipient of the award is required to render service in exchange for the award.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Securities and Exchange Commission regulations. Based on its review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and, through incorporation by reference, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Submitted by:
The Compensation Committee of the Board of Directors
Guido J. Neels (Chairman)
Quentin Blackford
Amy Wendell

Summary Compensation Table
The following table sets forth the compensation for the fiscal years 2020, 2019 and 2018 for our named executive officers.

Name and Principal Position	Year	Salary($)(7)	Bonus($)(1)	Stock Awards($)(2	Option Awards($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total
Karen Zaderej	2020	560,835	—	2,161,653	351,276	966,971	10,747	4,051,482
President, CEO	2019	605,000	—	—	—	382,602	12,361	999,963
	2018	575,000	—	2,065,568	593,418	419,175	12,027	3,665,188
Peter Mariani	2020	361,800	—	502,623	188,623	434,032	—	1,487,078
CFO	2019	390,100	—	—	—	145,117	12,815	548,032
	2018	361,200	—	491,711	415,492	157,989	12,615	1,439,007
Eric Sandberg	2020	315,000	—	482,373	105,120	298,661	92,964	1,294,118
CCO	2019	323,077	—	282,975	373,050	122,709	11,632	1,113,443
								—
Brad Ottinger	2020	175,985	25,000	442,260	318,920	150,244	35,852	1,148,261
General Counsel and Chief Compliance Officer (6)

Angelo Scopelianos	2020	332,550	—	398,265	105,120	286,685	76,259	1,198,879
Chief Research & Development Officer	2019	357,700	—	—	—	119,758	76,678	554,136
	2018	127,615	—	693,797	625,826	50,199	23,187	1,520,624
(1)The amount reflected in this column is a one-time bonus paid to the named executive officer as an inducement to join the Company.
(2)The amounts in this column are calculated based on the aggregate grant date fair value computed in accordance with ASC Topic 718 as of December 31, 2020. For information regarding assumptions underlying the valuation of such, see Note 12 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on March  1, 2021.
(3)The amounts in this column are calculated based on the aggregate grant date fair value computed in accordance with ASC Topic 718 as of December 31, 2020. For information regarding assumptions underlying the valuation of such, see Note 12 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on March 1, 2021.
(4)Provided pursuant to this year's Annual Incentive Compensation plan that was established for certain officers based upon meeting certain established corporate key objectives (the “Key Objectives”). The Key Objectives included include certain targets related to revenue and certain financial, operational, clinical and/or product and application development goals. The amount of such bonus for each officer was based upon an assigned percentage of such officer’s base salary. Bonuses were earned in the respective year and paid in the following year after final Compensation Committee approval.

Grant Date Fair Value of PSU
	Target Value ($)	Maximum Value ($)
Ms. Zaderej	1,714,794	2,572,191
Mr. Mariani	313,203	469,805
Mr. Sandberg	379,053	568,580
Mr. Ottinger	140,940	211,410
Dr. Scopelianos	208,845	313,268

(5)Reflects all other compensation, as summarized in the following table for 2020:

Name	401(k) Company Match ($)	Life Insurance Premiums ($)	Relocation and Related Tax Assistance ($)	Total ($)
Ms. Zaderej	10,747	—	—	10,747
Mr. Mariani	—	—	—	—
Mr. Sandberg	11,400	—	81,564	92,964
Mr. Ottinger	6,812	42	28,997	35,852
Dr. Scopelianos	11,259	—	65,000	76,259

(6)Mr. Ottinger was appointed as the Company’s General Counsel and Chief Compliance Officer in June 2020.
(7)Base salary amounts for 2020 reflect amounts actually received by the NEOs after giving effect to the 20% reduction in base salaries that became effective on April 26, 2020.

CEO Pay Ratio Disclosure

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship of the annual total compensation of our CEO and the annual total compensation of our employees for fiscal year 2020 (our “CEO pay ratio”). Our CEO pay ratio information is a reasonable good faith estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For fiscal year 2020, the annual total compensation for the median employee of the Company (other than our CEO) was $171,202 and the annual total compensation of our CEO was $4,051,482. Based on this information, for fiscal year 2020 the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 24:1.
We identified our median employee from among our employees as of December 31, 2020, the last day of our fiscal year. We did not use the same median employee used in our disclosure for the fiscal year ended December 31, 2019 due to a change in the make-up of our employees as a whole. We felt it to be a more accurate representation and better metric for purposes of this disclosure to use a new median employee, identified based on estimated annual base pay, incentive compensation and grant date fair value of equity granted to each of our employees as of December 31, 2020. We then calculated the elements of the identified median employee’s compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation in the amount of $171,202. With respect to the annual total compensation of our CEO, in accordance with SEC rules, we included the amount reported for Ms. Zaderej in the “Total” column for 2020 in the Summary Compensation Table included in this Proxy Statement. We did not make any cost-of-living adjustments in identifying the median employee. Compensation amounts were determined from our human resources and payroll systems of record.

Grants of Plan-Based Awards
The following table provides information regarding plan-based awards granted to our named executive officers in 2020:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Karen Zaderej
PSU	3/16/2020				—	115,400	173,100		8.61	993,594
PSU	7/17/2020				—	60,100	90,150		12.00	721,200
RSU	3/16/2020							51,900	8.61	446,859
Options	3/16/2020							80,200	8.61	351,276
Non Equity Incentive Plan Award		—	623,150	1,090,513
Peter Mariani
PSU	3/16/2020				—	22,300	33,450		8.61	192,003
PSU	7/17/2020				—	10,100	15,150		12.00	121,200
RSU	3/16/2020							22,000	8.61	189,420
Options	3/16/2020							43,000	8.61	188,340
Non Equity Incentive Plan Award		—	221,100	386,925
Eric Sandberg
PSU	3/16/2020				—	27,300	40,950		8.61	235,053
PSU	7/17/2020				—	12,000	18,000		12.00	144,000
RSU	3/16/2020							12,000	8.61	103,320
Options	3/16/2020							24,000	8.61	105,120
Non Equity Incentive Plan Award		—	192,500	336,875
Brad Ottinger
PSU	6/1/2020				—	14,500	21,750		9.72	140,940
RSU	6/1/2020							31,000	9.72	301,320
Options	6/1/2020							67,000	9.72	318,920
Non Equity Incentive Plan Award		—	107,667	188,417
Angelo Scopelianos
PSU	3/16/2020				—	14,500	21,750		8.61	124,845
PSU	7/17/2020				—	7,000	10,500		12.00	84,000
RSU	3/16/2020							22,000	8.61	189,420
Options	3/16/2020							24,000	8.61	105,120
Non Equity Incentive Plan Award		—	184,750	323,313

Outstanding Equity Awards at 2020 Fiscal Year End
The following tables summarize the equity awards granted to our named executive officers that remain outstanding as of December 31, 2020.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares of Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Karen Zaderej
12/29/2014	81,000	—	—	3.67	12/29/2021
12/28/2015	210,000	—	—	5.09	12/28/2022
12/29/2016	209,500	—	—	8.95	12/29/2026			16,604	297,212
12/18/2017	56,250	18,750	—	27.00	12/28/2027	3,125	55,938	38,667	692,139
12/27/2018	29,850	29,850	—	19.17	12/27/2028	8,800	157,520	60,100	1,075,790
3/16/2020	—	80,200	—	8.61	3/16/2020	51,900	929,010	115,400	2,065,660
7/17/2020								60,100	1,075,790
Pete Mariani
03/01/2016	145,000	—	—	5.04	3/01/2023
12/29/2016	110,000	—	—	8.95	12/29/2026			7,934	142,019
12/18/2017	33,750	11,250	—	27.00	12/18/2027	1,900	34,010	8,734	156,339
12/27/2018	20,900	20,900	—	19.17	12/27/2028	5,250	93,975	10,100	180,790
3/16/2020	—	43,000	—	8.61	3/16/2030	22,000	393,800	22,300	399,170
7/17/2020								10,100	180,790
Eric Sandberg
1/22/2019	—	45,000	—	16.17	1/22/2029			14,000	250,600
3/16/2020	—	24,000	—	8.61	3/16/2030	12,000	214,800	27,300	488,670
7/17/2020								12,000	214,800
Brad Ottinger
06/01/2020	—	67,000	—	9.72	06/01/2020	31,000	554,900	14,500	259,550
Angelo Scopelianos
09/04/2018	20,000	20,000	—	45.00	09/04/2028			3,666	65,621
12/27/2018	16,450	16,450	—	19.17	12/27/2028	2,300	41,170	18,681	334,390
3/16/2020	—	24,000	—	8.61	3/16/2030	22,000	393,800	14,500	259,550
7/17/2020								7,000	125,300

_________
(1)Stock options are fully vested four years from the option grant dated based upon a vesting schedule whereby 25% of the aggregate shares vested on the first anniversary of the option grant date with an additional 12.5% of aggregate shares vesting every six months thereafter.
(2)Unvested shares and units are comprised of (i) PSUs granted in 2016, 2017, 2018 and 2020, (ii) RSUs granted in 2017, 2018, February 2020 and June 2020, and (iii) the 2018 BLA PSU Agreements. The vesting terms for each type of award are described below:
a.PSUs - Each PSU represents the Company’s commitment to issue one Share at a future date, subject to certain eligibility, performance, vesting and other conditions set forth in the respective plan and award agreement. All shares are subject to satisfaction of certain performance criteria. Upon certification of the Compensation Committee that the performance criteria is achieved, one-third of the shares are immediately vested with the remaining shares vesting in equal annual installments each year thereafter, provided that the particular officer has been continuously employed through each vesting date as to the particular number of Shares vesting. In the event of a “Change in Control” (as defined in the respective award agreement), all or a portion of the PSUs shall accelerate.
b.RSUs - Each RSU represents the Company’s commitment to issue one Share at a future date, subject to certain eligibility, vesting and other conditions set forth in the respective plan and award agreement. All shares of Axogen common stock underlying the RSUs will be fully vested on the fourth anniversary of the grant date, based upon a vesting schedule whereby 50% of the aggregate shares vest on second anniversary of the grant date and an additional 25% of the aggregate shares vest each 12 months thereafter. In the event of a “Change in Control” (as defined in the award agreement) of the Company, all of the RSUs shall accelerate and become fully vested.
c.2018 BLA PSU Agreements - Each 2018 BLA PSU represents the Company’s commitment to issue one Share at a future date, subject to certain eligibility, performance, vesting and other conditions set forth in the 2010 Plan and 2018 BLA PSU Agreements. Dr. Scopelianos was the only named executive officer to receive the BLA PSUs.

(3)The market value of unvested shares and units is based on the closing price of our common stock on the last day of fiscal year 2020, which was $17.90 and, with respect to PSUs, assumes target performance.

Option Exercises and Stock Vested

The following provides information regarding the exercise of stock options by our named executive officers and vesting of stock awards held by our named executive officers, during 2020.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Karen Zaderej	31,000	282,119	81,918	1,344,976
Peter Mariani	60,000	442,223	17,961	285,238
Eric Sandberg	—	—	2,531	37,155
Brad Ottinger	—	—	—	—
Angelo Scopelianos	—	—	3,626	60,774

(1)Based upon the closing price of our Common Stock at the vesting date, as reported on Nasdaq.

Potential Payments Upon Termination or Change in Control

In this section, we described payments that may be made to our named executive officers upon several events of termination, including termination in connection with a change in control.
Employment Agreements
Axogen Corporation is a party to employment agreements with each of (i) Karen Zaderej, effective October 15, 2007, as amended September 29, 2011 and as further amended and restated on November 1, 2020 (ii)  Peter Mariani, effective February 25, 2016, as amended and restated on November 1, 2020 (iii) Eric Sandberg, effective January 22, 2019, as amended and restated on November 1, 2020 (iv) Brad Ottinger, effective June 1, 2020, as amended and restated on November 1, 2020 and (v) Angelo Scopelianos, effective September 4, 2018, as amended and restated on November 20, 2020 and as further amended and restated on January 4, 2021 .
Axogen Corporation employs Ms. Zaderej on an "at will" basis. In the event that termination occurs without "Substantial Cause" (as defined below) upon or within 365 days following a "Change in Control" (as defined below) (or 90 days preceding a Change in Control), or for "Good Reason" (as defined below) following a Change in

Control, Ms. Zaderej will receive: (a) a separation payment of twenty-four (24) months of base salary paid in a lump sum within 60 days; (b) an amount equal to 200% of any bonuses or commissions paid to Ms. Zaderej during the twelve (12) months prior to her termination of employment; (c) payment of premiums for Ms. Zaderej and her covered dependents’ COBRA for the first eighteen (18) months of the COBRA continuation period; and (d) the full acceleration of the vesting of all of Ms. Zaderej’s equity awards.

In the event that termination occurs in the absence of a Change in Control, Ms. Zaderej will receive (a) a separation payment of twelve (12) months base salary paid in a lump sum within 60 days; (b) an amount equal to 100% of any bonuses or commissions paid to Ms. Zaderej during the year prior to her termination of employment; and (c) payment of premiums for Ms. Zaderej and her covered dependents’ COBRA for the first twelve (12) months of the COBRA continuation period.

Under their respective employment agreements, each of Messrs. Mariani, Ottinger and Sandberg, Dr. Scopelianos is employed by Axogen Corporation on an “at will” basis.
In the event Messrs. Mariani, Ottinger and Sandberg and Dr. Scopelianos are terminated without Substantial Cause upon or within 365 days following a Change in Control (or 90 days preceding a Change in Control), or for Good Reason following a Change in Control, each is entitled to: (a) a separation payment of eighteen (18) months of base salary paid in a lump sum within 60 days; (b) an amount equal to 150% of any bonuses or commissions paid to him during the year prior to his termination of employment; and (c) payment of premiums for the him and his covered dependents’ COBRA for the first eighteen (18) months of the COBRA continuation period.
In the event Messrs. Mariani, Ottinger and Sandberg and Dr. Scopelianos are terminated in the absence of a Change in Control, each will receive, among other things, (a) a separation payment of twelve (12) months base salary paid in a lump sum within 60 days; (b) an amount equal to 100% of any bonuses or commissions paid to him during the year prior to his termination of employment and (c) a payment of premiums for the him and his covered dependents’ COBRA for the first twelve (12) months of the COBRA continuation period

Messrs. Mariani, Ottinger and Sandberg, Dr. Scopelianos are also entitled to have the Company pay the premiums for their COBRA (i) for the first twelve (12) months of the COBRA continuation period, or (ii) until such time as they obtain new employment that provides reasonable and comparable health care coverage (including without limitation, coverage of dependents), whichever period is shorter.

For purposes of each of Ms. Zaderej’s, Messrs.  Mariani’s, Ottinger and Sandberg’s, and Dr. Scopelianos’ employment agreements, “Change in Control” means the occurrence of any of the following events:

•any person who holds less than 20% of the combined voting power of the securities of Axogen Corporation or Axogen, becomes the beneficial owner, directly or indirectly, of securities of Axogen Corporation or Axogen, representing 50% or more of the combined voting power of the securities of Axogen Corporation or Axogen then outstanding;
•during any period of 24 consecutive months, individuals who at the beginning of such period constitute all members of the Board of Directors cease, for any reason, to constitute at least a majority of our Board of Directors, unless the election of each director who was not a director at the beginning of the period was either nominated for election by, or was approved by a vote of, at least two-thirds of the directors then still in office who were directors at the beginning of the period;
•Axogen Corporation or Axogen consolidates or merges with another company and Axogen Corporation or Axogen is not the continuing or surviving corporation; provided, however, that any consolidation or merger whereby Axogen continues as the majority holder of Axogen Corporation securities or a merger or consolidation of Axogen Corporation and Axogen will not constitute a Change in Control;

•shares of Axogen Corporation’s or Axogen’s common stock are converted into cash, securities, or other property (other than by a merger set forth above) in which the holders of the Axogen Corporation’s or Axogen’s common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation as immediately after the merger;
•Axogen Corporation or Axogen sells, leases, exchanges, or otherwise transfers all or substantially all of its assets (in one transaction or in a series of related transactions); or
•the holders of Axogen’s common stock approve a plan or proposal for the liquidation or dissolution of Axogen Corporation or Axogen.
The employment agreements of Ms. Zaderej, Messrs. Mariani, Ottinger and Sandberg and Dr. Scopelianos do not provide for Section 280G gross up payments.
For purposes of Ms. Zaderej’s, Messrs. Mariani’s, Ottinger's and Sandberg’s, and Dr. Scopelianos’ employment agreements, “Substantial Cause” means:
•Commission of any act of fraud, theft, or embezzlement;
•material breach of the employment agreement, provided that Axogen Corporation shall have first delivered to the executive officer written notice of the alleged breach, specifying the exact nature of the breach in detail, and provided, further, that the executive officer shall have failed to cure or substantially mitigate such breach within ten days after receiving such written notice;
•material failure to adhere to Axogen Corporation’s corporate codes, policies or procedures which have been adopted in good faith for a valid business purpose as in effect from time to time;
•the failure to meet reasonable performance standards as determined by Axogen Corporation; or

•commission or conviction of any felony, or of any misdemeanor involving moral turpitude, or entry of a plea of guilty or nolo contendere to any felony or misdemeanor.

For purposes of Ms. Zaderej’s employment agreements, “Good Reason” means the occurrence of any one or more of the following:
•the assignment of any duties inconsistent in any respect with such executive officer’s position (including status, offices, titles, and reporting requirements), authorities, duties, or other responsibilities as in effect immediately prior to a change in control or any other action by Axogen that results in a material diminishment in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by Axogen after receipt of notice thereof given by the executive officer;
•a material reduction by Axogen Corporation in the person’s base salary absent Substantial Cause; or
•Ms. Zaderej is required to perform a substantial portion of her duties at a facility that is more than 50 miles from the facility for which Ms. Zaderej performed a substantial portion of her duties immediately prior to the change in control.

For purposes of Messrs. Mariani’s, Ottinger's and Sandberg’s and Dr. Scopelianos’ employment agreements, “Good Reason” means the occurrence of any one or more of the following:

•the assignment of any duties inconsistent in any respect with such executive officer’s position (including status, offices, titles, and reporting requirements), authorities, duties, or other responsibilities as in effect immediately prior to a change in control or any other action by Axogen that results in a material diminishment in such position, authority, duties, or responsibilities, other than an insubstantial and inadvertent action which is remedied by Axogen after receipt of notice thereof given by the executive officer;
•a reduction by Axogen Corporation in the person’s base salary; or
•the executive officer is required to perform a substantial portion of his duties at a facility that is more than 50 miles from the facility for which the executive officer performed a substantial portion of his duties immediately prior to the Change in Control.
2020 Potential Payments Upon Termination or Change in Control
In connection with a termination of employment, including if there is a termination in connection with a change in control of the Company, our named executive officers would be eligible to receive certain payments, benefits and treatment of the various forms of equity that such named executive officer holds (provided, in some cases, that certain conditions are met).
The amounts that the named executive officers would receive are set forth below based on the termination scenarios discussed above.
In accordance with SEC rules, we have used certain assumptions in determining the amounts shown. We have assumed that the termination of employment or change in control occurred on December 31, 2020, and that the value of an Axogen share on that day was $17.70, the closing price on Nasdaq on December 31, 2020, the last trading day of 2020.
Contractual provisions relating to cash severance are set forth above under “Employment Agreements.” With respect to the treatment of outstanding equity awards upon a termination or Change in Control, the treatment is as follows. For terminations not in connection with a Change in Control, unvested stock options, restricted stock units and performance stock units do not vest and are forfeited. Upon a Change in Control, unless assumed, continued or substituted (and in the case of stock options issued under our 2010 stock incentive plan, in the event that within twelve (12) months following the Change in Control, the employee is terminated without Substantial Cause or leaves the Company for Good Reason), stock options shall automatically accelerate and, become fully exercisable. Upon a Change in Control (unless it was issued under our 2019 long-term incentive plan and was assumed, continued or substituted), restricted stock units become fully-vested and nonforfeitable upon the Change in Control; and performance stock units (unless it was issued under our 2019 long-term incentive plan and was assumed, continued or substituted), prior to the end of the applicable performance period, become fully vested upon a Change in Control based on the greater of: (i) Target Performance or (ii) the expected performance as determined by the Committee. Amounts shown in the tables below for performance stock units are based on target performance. All performance stock units earned but not vested will vest immediately prior to the consummation of the Change in Control. Amounts shown under stock options, restricted stock units and performance stock units reflect the value based upon the December 31, 2020 stock price of $17.70 for the option, restricted stock unit or performance stock unit as to which vesting will be accelerated upon the occurrence of the Change in Control or termination event.

Karen Zaderej
	Qualified	Qualified	Upon
	Termination	Termination	Change in
	Prior to	After	Control
	Change in	Change in	Without
Payment Type	Control	Control	Termination
Severance	$1,033,802	$2,067,604	$—
Health and Welfare Benefits	$22,705	$34,058	$—
Stock Options[1]	$—	$745,058	$—
Restricted Stock Units[2]	$—	$1,142,468	$—
Performance Stock Units[1,2]	$—	$5,206,591	$5,206,591
TOTAL	$1,056,507	$9,195,778	$5,206,591
1.All outstanding equity vests upon a termination in connection with a Change in Control as per her employment agreement.
2.Pursuant to the form of award agreement, performance based restricted stock units fully vest upon a change in control.

Peter Mariani
	Qualified	Qualified	Upon
	Termination	Termination	Change in
	Prior to	After	Control
	Change in	Change in	Without
Payment Type	Control	Control	Termination
Severance	$563,117	$844,676	$—
Health and Welfare Benefits	$37,260	$55,890	$—
Stock Options	$—	$399,470	$—
Restricted Stock Units[1]	$—	$487,775	$—
Performance Stock Units[2]	$—	$1,101,351	$1,101,351
TOTAL	$600,337	$2,889,162	$1,101,351
1.Pursuant to the form of award agreement, certain awards are subject to double trigger vesting. Solely for purposes of this table, if such units terminated upon a change of control due to the termination of the plan, the additional value of such units if fully vested would be $34,010.
2.Pursuant to the form of award agreement, performance based restricted stock units fully vest upon a change in control.

Eric Sandberg
	Qualified	Qualified	Upon
	Termination	Termination	Change in
	Prior to	After	Control
	Change in	Change in	Without
Payment Type	Control	Control	Termination
Severance	$486,709	$730,064	$—
Health and Welfare Benefits	$40,212	$60,318	$—
Stock Options	$—	$300,810	$—
Restricted Stock Units[1]	$—	$214,800	$—
Performance Stock Units²	$—	$954,070	$954,070
TOTAL	$526,921	$2,260,062	$954,070
1.Pursuant to the form of award agreement, certain awards are subject to double trigger vesting.
2.Pursuant to the form of award agreement, performance based restricted stock units fully vest upon a change in control.

Brad Ottinger
	Qualified	Qualified	Upon
	Termination	Termination	Change in
	Prior to	After	Control
	Change in	Change in	Without
Payment Type	Control	Control	Termination
Severance	$463,351	$695,027	$—
Health and Welfare Benefits	$22,185	$33,278	$—
Stock Options	$—	$548,060	$—
Restricted Stock Units[1]	$—	$554,900	$—
Performance Stock Units[2]	$—	$259,550	$259,550
TOTAL	$485,536	$2,090,814	$259,550
1.Pursuant to the form of award agreement, certain awards are subject to double trigger vesting.
2.Pursuant to the form of award agreement, performance based restricted stock units fully vest upon a change in control.

Angelo Scopelianos
	Qualified	Qualified	Upon
	Termination	Termination	Change in
	Prior to	After	Control
	Change in	Change in	Without
Payment Type	Control	Control	Termination
Severance	$514,758	$643,448	$—
Health and Welfare Benefits	$—	$—	$—
Stock Options	$—	$222,960	$—
Restricted Stock Units[1]	$—	$434,970	$—
Performance Stock Units[2]	$—	$784,861	$784,861
TOTAL	$514,758	$2,086,239	$784,861
1.Pursuant to the form of award agreement, certain awards are subject to double trigger vesting.
2.Pursuant to the form of award agreement, performance based restricted stock units fully vest upon a change in control.

DIRECTOR COMPENSATION

Our Compensation Committee reviews and makes recommendations to our Board of Directors regarding compensation to be paid to our non-employee directors. For the fiscal year 2020, each non-employee director received a quarterly cash retainer payment of $10,000, with the Lead Director receiving an additional quarterly cash retainer payment of $6,875 for services to the Company, which cash payment is paid in advance each quarter. The quarterly non-Chairman committee member retainers are $2,500 for the Audit Committee, $1,875 for the Compensation Committee, $1,250 for the Governance, Nominating and Sustainability Committee and $1,250 for the Science and Technology Committee. The Chairman of the Audit Committee receives a quarterly retainer of $5,000, the Chairman of the Compensation Committee a quarterly retainer of $3,750, the Chairman of the Governance, Nominating and Sustainability Committee a quarterly retainer of $2,500 and the Chairman of the Science and Technology Committee received a quarterly retainer of $2,500. Newly elected directors receive a non-qualified stock option grant to purchase shares of the Company’s common stock with an equity value of $275,000 to be issued at an exercise price equal to the fair market value of our shares of common stock on the date of grant, which option shall vest in three equal annual installments. Each calendar year the day after election or re-election, all non-employee directors will receive an annual equity grant valued at $120,000 to be issued at an exercise price equal to the fair market value of our shares of common stock on the date of the grant, which equity shall be issued as to one half of the value as non-qualified stock option grant and the remaining half of the value as Restricted Stock Units, which options and Restricted Stock Units will vest one year from the anniversary of the date of the grant. Such stock options are for a term of ten years.
We also reimburse our directors for travel related expenses.
The following table sets forth information concerning the compensation of our non-employee directors during the year ended December 31, 2020. Ms. Zaderej is a named executive officer who does not receive additional compensation for her service as a director, and therefore is not included in the table below. Mr. Freitag was an executive officer (but not a named executive officer) who did not receive additional compensation for his service as a director, and therefore is not included in the table below.

	Fees Earned	Stock		All Other
	or Paid in	Awards	Option	Compensation
Name	Cash ($)	($)(1)	Awards($)(1)	($)	Total ($)
Robert J. Rudelius (2)	38,333	60,002	60,000	—	158,335
Mark Gold, M.D.	58,500	60,002	60,000	—	178,502
Amy Wendell	81,000	60,002	60,000	—	201,002
Guido J. Neels (3)	67,500	60,002	60,000	—	187,502
Quentin Blackford	69,750	60,002	60,000	—	189,752
Alan Levine	45,000	60,002	60,000	—	165,002
Paul Thomas	11,667	—	275,000	—	286,667
1.The amounts in this column are calculated based on the aggregate grant date fair value computed in accordance with Accounting Standards Codification (“ASC”) Topic 718 as of December 31, 2020. For information regarding assumptions underlying the valuation of equity awards, see Note 12 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed on March 1, 2021.
2.Mr. Rudelius served as a director of the Company from January 2020 until September 2020.
3.Mr. Neels is a managing partner of EW and is EW’s director nominee pursuant to the Stock Purchase Agreement, dated March 26, 2015, between the Company and EW. Cash fees earned by Mr. Neels as a director are paid to Essex, while option grants are retained by Mr. Neels.
4.Mr. Thomas was appointed to our Board of Directors, effective as of September 2020.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board of Directors is currently composed of the following directors: Quentin Blackford, Alan Levine and Dr. Mark Gold, all of whom qualify as an “audit committee financial expert” under the definition promulgated by the SEC. Mr. Blackford currently serves as the Chairman of the Audit Committee. The Audit Committee operates under a written charter adopted by our Board of Directors. The Audit Committee recommends to our Board of Directors, and submits for shareholder ratification, the appointment of our independent registered public accounting firm.
Management is responsible for the Company’s internal controls and the financial reporting process. Deloitte & Touche LLP is responsible for conducting an audit of our consolidated financial statements and internal controls in accordance with the standards established by the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the consolidated financial statements and internal controls in accordance with GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee reports as follows:
1.    The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and the independent auditors.
2.    The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the Commission.
3.    The Audit Committee has received written disclosure and a letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee regarding the independent accountant’s independence and the Audit Committee concerning independence. The Audit Committee also considered whether non-audit services provided by the independent accountant during the last fiscal year were compatible with maintaining the independent accountant’s independence.
Based upon the review and discussion referred to in paragraphs 1 through 3 above, the Audit Committee recommended to our Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC.

Members of the Audit Committee of the Board of Directors:

Quentin Blackford, Chairman
Dr. Mark Gold
Alan Levine

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors, based upon the recommendation of our Audit Committee, has appointed Deloitte & Touche LLP as our independent registered public accounting firm to examine our financial statements and internal controls for the current fiscal year ending December 31, 2021 and to perform other appropriate accounting services. Deloitte & Touche LLP has no relationship with us other than that arising from their employment as our independent registered public accounting firm.

Independent Registered Public Accounting Firm

Fees
Deloitte & Touche LLP provided audit services to us and has served as our independent registered public accounting since March 2018. Fees for professional services provided by our independent auditors in each of the last two fiscal years, in each of the following categories are provided in the table below. Our Audit Committee has approved, pursuant to its pre-approval policies described below, all of the services listed below.

	Deloitte & Touche, LLP
	2020	2019
Audit Fees (1)	$543,488	$563,000
Audit-Related Fees (2)	15,000	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$558,488	$563,000
_______
(1)    Audit Fees consists of fees billed for professional services rendered and expenses incurred relating to the audit of our financial statements and internal control over financial reporting and the review of our interim financial statements.
(2)    Audit-Related Fees consist of fees billed for the work performed in connection with our registration statements.

Our Audit Committee reviews and pre-approves the performance of all audit and non-audit accounting services to be performed by our independent registered accounting firm, other than with respect to de minimis exceptions permitted under applicable rules and regulations. All audit and audit-related services provided by Deloitte & Touche LLP during 2020 and 2019 were pre-approved by our Audit Committee.

Information Regarding Independent Registered Public Accounting Firm

The shareholders are being asked to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. Although ratification is not required by law or our Amended and Restated Bylaws, we are submitting the appointment of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021 for ratification as a matter of good corporate governance. In the event of a negative vote on such ratification, the Audit Committee may reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.
Representatives of Deloitte & Touche LLP will be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021, WHICH IS DESIGNATED AS PROPOSAL NO. 2.

PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required pursuant to Section 14A of the Securities Exchange Act and by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). We intend to continue our practice to hold an advisory vote to approve our named executive officer compensation annually based on the recommendation of our shareholders at the 2019 annual meeting.

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the tabular and narrative disclosures regarding executive compensation set forth in this proxy statement, our executive compensation program contains elements of cash and equity-based compensation. We believe our program is designed to align the interests of our named executive officers with those of our shareholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.
Our Board of Directors is asking our shareholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2021 Annual Meeting pursuant to the rules of the SEC, including the compensation tables and any other related disclosure, is hereby APPROVED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, WHICH IS DESIGNATED AS PROPOSAL NO. 3.

PROPOSAL 4 - APPROVAL OF THE AXOGEN, INC. AMENDED AND RESTATED 2019 LONG-TERM INCENTIVE PLAN

The Axogen, Inc. 2019 Long-Term Incentive Plan (the “2019 Plan”) was adopted by our Board of Directors on May 20, 2019 and approved by the Axogen shareholders on August 14, 2019.

On March 8, 2021, our Board of Directors unanimously approved an amendment and restatement of the 2019 Plan (the “A&R 2019 Plan”) to increase the maximum number of shares of common stock that may be issued under the 2019 Plan from 3,000,000 to 5,500,000. There are no other material differences between the 2019 Plan and the A&R 2019 Plan. Our Board of Directors approved the increase in the number of shares reserved and available for issuance under the 2019 Plan, subject to shareholder approval and, accordingly, our Board of Directors directed that the A&R 2019 Plan be submitted to our shareholders for approval at the Meeting.

Current Plan Status

The 2019 Plan currently authorizes 3,000,000 shares as the maximum aggregate number of shares that may be issued to employees, non-employee directors, and consultants of Axogen and its subsidiaries who are participating in the 2019 Plan. If the shareholders do not approve the A&R 2019 Plan at the Meeting, the proposed share increase to 5,500,000 in the maximum aggregate number of shares of common stock that may be issued under the 2019 Plan will not occur.

Factors Regarding our Equity Usage and Needs under the A&R 2019 Plan

•Equity is Essential to Talent Acquisition & Retention: A significant focus of our strategic priorities is on investing in our people and strengthening our employee value proposition to help us drive better outcomes for our customers, which will in turn help us create value for stockholders. Equity-based compensation is a critical component of our ability to both attract and retain talent in a very competitive industry. Our Board of Directors has concluded that our ability to attract, retain and motivate top quality employees, non-employee directors, and consultants is important to our success and would be enhanced by our continued ability to make grants under the A&R 2019 Plan. In addition, our Board of Directors believes that our interests and the interests of our shareholders will be advanced if we can continue to offer our employees, non-employee directors and consultants and advisors the opportunity to acquire or increase their proprietary interests in us. Our Board of Directors believes that the current number of shares that may be issued under the 2019 Plan is not sufficient in light of our compensation structure and strategy. We expect that because of new hiring, the issuance of grants in March 2021, and other compensation needs prior to the Meeting, there will not be sufficient shares left for anticipated grants in 2022 under the 2019 Plan. The Board of Directors believes that additional shares are necessary to meet our anticipated equity compensation needs for 2022 and 2023. However, a change in business conditions, our strategy, the growth of our businesses, organically and by acquisitions, or equity market performance, could alter this projection.

•Estimated Equity Usage and Share Pool Duration: Our estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time and our historical forfeiture rates. In determining the amount of the increase contemplated by the proposed amendment to the 2019 Plan, the Board of Directors has taken into consideration the fact that, as of March 12, 2021, there were 40,771,956 shares of our common stock outstanding on a fully-diluted basis, and the Board believes that this fully-diluted number, rather than the number of our outstanding shares, is the relevant number in determining the appropriate number of shares available under the 2019 Plan. If the shareholders approve the A&R 2019 Plan, the number of shares available for issuance under the 2019 Plan would increase by 2,500,000 to 5,500,000 shares. The requested increase represents approximately 6.15% of the outstanding shares of common stock on a fully-diluted basis and the total number of shares available for issuance under the A&R 2019 Plan would represent approximately 6.61% of our common stock as calculated on a fully-diluted basis.

Historic Use of Equity and Outstanding Awards

Our Compensation Committee takes a thoughtful approach to managing dilution and burn rate usage, by taking into account industry peer usage and market competitiveness levels in approving equity grants throughout the Company as part of our broader human capital management strategy.

Burn Rate

Our historical burn rates have been 4.12% in 2020, 1.43% in 2019 and 3.16% in 2018, calculated by dividing the number of shares issuable pursuant to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period. The historical burn rate and the potential dilution described above may not be indicative of what the actual amounts are in the future. Without additional shares, we would be at a competitive disadvantage in seeking to retain and to recruit officers and other key employees and directors on whose efforts and skills our future success will depend.

Overhang

As of March 12 2021, we had 3,448,154 outstanding stock options with a weighted average exercise price of $12.93 and a weighted average remaining term of 5.7 years and 2,129,069 full value awards outstanding consisting of restricted stock awards, restricted stock units and performance stock units. As of March 12, 2021 (the record date), 1,826,578 shares remain available for issuance out of the maximum of 3,000,000 shares currently authorized for issuance. On March 16, 2021, following the annual equity grants approved by our Compensation Committee, only 291,658 shares remained available for issuance under the 2019 Plan.

Shareholder approval is being sought in order to meet the NASDAQ listing requirements applicable to equity plans. The proposed A&R 2019 Plan is attached as Appendix A to this Proxy Statement. The material terms of the A&R 2019 Plan are summarized below. This summary is not intended to be a complete description of the A&R 2019 Plan and is qualified in its entirety by reference to the full text of the A&R 2019 Plan.

Material Features of the A&R 2019 Plan

Administration

Our Compensation Committee of our Board of Directors is the administrator of the A&R 2019 Plan administers and has plenary authority to grant awards pursuant to the terms of the 2019 Plan to eligible individuals, determine the types of awards and the number of shares covered by the awards, establish the terms and conditions for awards and take all other actions necessary or desirable to carry out the purpose and intent of the A&R 2019 Plan.

The Compensation Committee or Board of Directors may delegate to other officers and employees, limited authority to perform administrative actions under the 2019 Plan to assist in its administration to the extent permitted by applicable law and stock exchange rules. This delegation of authority, however, may not extend to the exercise of discretion with respect to awards to participants who are “covered employees” within the meaning of Section 16 of the Securities Exchange Act. With respect to any award to which Section 16 of the Securities Exchange Act applies, the administrator shall consist of either our Board of Directors or the Compensation Committee, which committee shall consist of two or more directors, each of whom is intended to be a “non employee director” as defined in Rule 16b 3 of the Securities Exchange Act and an “independent director” to the extent required by the NASDAQ Stock Market. Any member of the administrator who does not meet the foregoing requirements shall abstain from any decision regarding an award and shall not be considered a member of the administrator to the extent required to comply with Rule 16b 3 of the Securities Exchange Act.

Eligible Participants

Any non-employee directors, officers and employees of, and other individuals providing services to Axogen or any of its affiliates, and who is approved by the Compensation Committee, is eligible to receive an award under the A&R 2019 Plan. As of March 12, 2021, approximately 365 employees and 7 non-employee directors are eligible to receive grants under the A&R 2019 Plan.

Shares Available For Awards

The aggregate number of shares of Axogen common stock that may be issued under all stock-based awards made under the 2019 Plan currently is 3,000,000 shares. If this Proposal 4 is approved by the Axogen shareholders, the total number of shares authorized for issuance under the A&R 2019 Plan will be 5,500,000 shares. The A&R 2019 Plan includes the following limits:

•no person may be granted any share-based award including stock options or stock appreciation rights denominated in shares which in the aggregate are for more than 1,000,000 shares in any taxable year; and
•no person may be granted cash-based performance units greater than $1,000,000 in any taxable year.

The Compensation Committee will adjust the number of shares and share limits described above in the event of merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the A&R 2019 Plan.

Types of Awards and Terms and Conditions

The A&R 2019 Plan permits grants of:
•stock options (including both incentive and nonqualified stock options);
•stock appreciation rights (“SARs”);
•restricted stock and restricted stock units;
•dividend equivalents;
•performance shares and cash-based performance units;
•stock awards; and
•other stock-based and cash awards.

Stock options and stock appreciation rights must have an exercise price equal to or above the fair market value of our shares of common stock on the date of grant except as provided under applicable law or with respect to stock options and stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by us or an affiliate or with which we or our affiliate combine (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards. The term of awards may not be longer than ten years from the date of grant. The Compensation Committee will adjust the number of shares and share limits described above in the event of merger, consolidation, stock rights offering, liquidation, statutory share exchange or similar event affecting the Company or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of the Company to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the A&R 2019 Plan.

Except as provided below, each award granted under the 2019 Plan will be subject to a minimum restriction period of 12 months from: (a) the date of grant if vesting is time based; or (b) the lapse of restrictions on such award if based on the satisfaction of performance goals. Generally, the Compensation Committee does not have discretionary authority to waive the minimum restriction period applicable to an award, except in the case of death, disability, retirement, or a change in control of the Company and subject to a de minimis rule. The Compensation

Committee, however, does have discretion to grant awards that do not adhere to these minimum restriction period requirements, or otherwise may waive the requirements, with respect to awards for up to 5% of the initial share pool.

Stock Options. The holder of an option will be entitled to purchase a number of shares of Axogen common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. Stock options may be granted in the form of incentive stock options, which are intended to qualify for favorable treatment for the recipient under U.S. federal tax law, or as nonqualified stock options, which do not qualify for this favorable tax treatment. Only employees of the Company or its subsidiaries may receive tax-qualified incentive stock options. The Compensation Committee may establish sub-plans under the A&R 2019 Plan through which to grant stock options that qualify for preferred tax treatment for recipients in jurisdictions outside the United States. As of March 12, 2021, the fair market value of a share of Axogen common stock was $20.51 as reported on the Nasdaq Capital Market.

Stock Appreciation Rights. The holder of a SAR is entitled to receive an amount in cash, shares of our common stock or both equal to the fair market value of the shares subject to the award on the date of exercise minus the exercise price of the award.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own actual shares of our common stock that are issued to the participant, but that are subject to forfeiture if the participant does not remain employed by us for a certain period of time and/or if certain performance goals are not met. Except for these restrictions and any others imposed by the Compensation Committee, the participant will generally have all of the rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock, but will not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock before the risk of forfeiture lapses. Dividends declared payable on shares of restricted stock that are granted subject to risk of forfeiture conditioned solely on continued service over a period of time or subject to risk of forfeiture conditioned on satisfaction of performance goals will be held by us and made subject to forfeiture at least until the applicable service condition or performance goal related to such shares of restricted stock has been satisfied. An award of restricted stock units represents a contractual obligation of the Company to deliver a number of shares of our common stock, an amount in cash equal to the fair market value of the specified number of shares subject to the award, or a combination of shares and cash. Until shares of our common stock are issued to the participant in settlement of stock units, the participant will not have any rights of a shareholder of the Company with respect to the stock units or the shares issuable pursuant to the stock units. Vesting of restricted stock units may be made subject to performance goals, the continued service of the participant or both. The Compensation Committee may provide that dividend equivalents will be paid or credited with respect to restricted stock units, but such dividend equivalents will be held by us and made subject to forfeiture at least until any applicable performance goal or time-based vesting condition related to the restricted stock units has been satisfied.

Performance Awards. An award of performance shares, as that term is used in the A&R 2019 Plan, refers to shares of our common stock or stock units that are expressed in terms of our common stock, the issuance, vesting, lapse of restrictions or payment of which is contingent on performance as measured against predetermined objectives over a specified performance period. An award of performance units, as that term is used in the A&R 2019 Plan, refers to dollar-denominated units valued by reference to designated criteria established by the Compensation Committee, other than our common stock, whose issuance, vesting, lapse of restrictions or payment is contingent on performance as measured against predetermined objectives over a specified performance period. The applicable award agreement will specify whether performance shares and performance units will be settled or paid in cash or shares of our common stock or a combination of both, or will reserve to the Compensation Committee or the participant the right to make that determination prior to or at the payment or settlement date.

The Compensation Committee will, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an award of performance shares or performance units upon (A) the attainment of performance goals during a performance period or (B) the attainment of performance goals and the continued service of the participant. The length of the performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be conclusively determined by the Compensation Committee in the exercise of its absolute discretion. Performance goals may include minimum, maximum and target levels of performance, with the size of the award or payout of performance shares or performance units or the vesting or lapse of restrictions with respect thereto based on the level attained. An award of performance shares or performance units will be settled as and when the award vests or at a later time specified in the award agreement or in accordance with an election of the participant, if the Compensation Committee so permits, that meets the requirements of Section 409A of the Code.

Other Stock-Based Awards. The Compensation Committee may from time to time grant to eligible individuals awards in the form of other stock-based or cash awards on such terms and conditions as the Compensation Committee may determine, including, without limitation, cash awards in connection with any short-term or long-term cash incentive program established by the Company or an affiliate. Other stock-based or cash awards in the form of dividend equivalents may be settled in cash or common stock as determined by the Compensation Committee; provided, however, that dividend equivalents payable on other stock-based or cash awards will be accrued and made subject to forfeiture at least until achievement of the applicable service condition or performance goal related to such other stock-based or cash awards. Any such settlements, and any such crediting of dividend equivalents, may be subject to such conditions, restrictions and contingencies as the Compensation Committee may establish.

Accounting for Awards

When the 2019 Plan first became effective, 3,000,000 shares of our common stock plus those shares that were available under the Axogen, Inc. 2010 Stock Incentive Plan (Amended and Restated as of April 5, 2017) (the “Prior Plan”) immediately prior to the effective date of the 2019 Plan plus future forfeitures from the Prior Plan were issuable pursuant to awards to be granted under the 2019 Plan (the “Share Pool”). No further awards were granted under the Prior Plan once the 2019 Plan became effective.

The Share Pool will be reduced by one share for each share of our common stock made subject to an award granted under the A&R 2019 Plan. The Share Pool will be increased by the number of unissued shares of our common stock underlying or used as a reference measure for any award or portion of an award granted under the 2019 A&R Plan or the Prior Plan that is cancelled, forfeited, expired, terminated unearned or settled in cash, in any such case without the issuance of shares. The Share Pool will be increased by the number of shares of our common stock that are forfeited back to us after issuance due to a failure to meet an award contingency or condition with respect to any award or portion of an award granted under the 2019 Plan or the Prior Plan. The Share Pool will not be increased, however, by (i) shares of common stock used as a reference measure for any award that are not issued upon settlement of such award due to a net settlement or (ii) the number of shares of our common stock withheld by or surrendered (either actually or through attestation) to us in payment of the exercise price or any tax withholding obligation that arises in connection with any award granted under the 2019 Plan or the Prior Plan.

Duration, Termination and Amendment

Unless terminated by our Board of Directors, the A&R 2019 Plan will expire on March 7, 2031. No awards may be made after that date. Our Board of Directors may terminate, amend or modify the A&R 2019 Plan, or any portion of it, at any time, although shareholder approval must be obtained for any amendment to the A&R 2019 Plan that would: (i) materially increase the benefits accruing to participants under the 2019 Plan, (ii) materially increase the number of shares of our common stock which may be issued under the 2019 Plan or to a participant, (iii) materially expand the eligibility for participation in the 2019 Plan, (iv) eliminate or modify the prohibition on repricing of stock options and stock appreciation rights, (v) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (vi) modify the prohibition on the issuance of reload or replenishment options.

Prohibition on Repricing Awards and Award Adjustments

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of stock options and stock appreciation rights granted under the A&R 2019 Plan may not be amended, after the date of grant, to reduce the exercise price of such stock options or stock appreciation rights, nor may outstanding stock options or stock appreciation rights be canceled in exchange for (i) cash, (ii) stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original outstanding stock options or stock appreciation rights, or (iii) other awards, unless such action is approved by our shareholders.

Transferability of Awards

Except in certain limited situations permitted under the A&R 2019 Plan, awards (other than incentive stock options) under the A&R 2019 Plan may only be transferred by will or by the laws of descent and distribution. The Compensation Committee may impose share transferability restrictions on any shares acquired pursuant to an award as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such shares.

U.S. Federal Income Tax Consequences

The following discussion is intended only as a general summary of the material U.S. federal income tax consequences of awards issued under the 2019 Plan, based upon the provisions of the Code as of the date of this proxy statement, for the purposes of shareholders considering how to vote on this proposal. It is not intended as tax guidance to participants in the 2019 Plan. This summary does not take into account certain circumstances that may change the income tax treatment of awards for individual participants, and it does not describe the state income tax consequences of any award or the taxation of awards in jurisdictions outside of the U.S.

Stock Options and Stock Appreciation Rights. The grant of a stock option or stock appreciation right generally has no income tax consequences for a participant or the Company. Likewise, the exercise of an incentive stock option generally does not have income tax consequences for a participant or the Company, except that it may result in an item of adjustment for alternative minimum tax purposes for the participant. A participant usually recognizes ordinary income upon the exercise of a nonqualified stock option or stock appreciation right equal to the fair market value of the shares or cash payable (without regard to income or employment tax withholding) minus the exercise price, if applicable. We should generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option or stock appreciation right.

If a participant holds the shares acquired under an incentive stock option for the time specified in the Code (at least two years measured from the grant date and one year measured from the exercise date), any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss. If the shares are disposed of before the holding period is satisfied, the participant will recognize ordinary income equal to the lesser of (1) the amount realized upon the disposition and (2) the fair market value of such shares on the date of exercise minus the exercise price paid for the shares. Any ordinary income recognized by the participant on the disqualifying disposition of the shares generally entitles us to a deduction by us for federal income tax purposes. Any disposition of shares acquired under a nonqualified stock option or a stock appreciation right will generally result only in capital gain or loss for the participant, which may be short- or long-term, depending upon the holding period for the shares.

Full Value Awards. Any cash and the fair market value of any shares of common stock received by a participant under a full value award are generally includible in the participant’s ordinary income. In the case of restricted stock awards, this amount is includible in the participant’s income when the awards vest, unless the participant has filed an election with the Internal Revenue Service to include the fair market value of the restricted shares in income as of the date the award was granted. In the case of restricted stock units, performance shares and performance units, generally the value of any cash and the fair market value of any shares of common stock received by a participant are includible in income when the awards are paid. Any dividends or dividend equivalents paid on unvested full value awards are also ordinary income for participants.

Cash-Based Awards/Incentive Awards. Any cash payments an employee receives in connection with cash-based awards, including cash incentive awards, are includable in income by the participant in the year received or made available to the participant without substantial limitations or restrictions.

Deductibility of Compensation. Section 162(m) of the Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, our principal financial officer and additional highest compensated officers during any taxable year beginning after December 31, 2016. Compensation resulting from awards under the 2019 Equity Incentive Plan will be counted toward the $1.0 million limit.

Section 409A. Section 409A of the Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of U.S. federal income tax purposes along with an additional tax equal to 20% of the amount included in U.S. federal income, and interest on deemed underpayments in certain circumstances. The 2019 Plan and awards are intended to comply with or be exempt from the requirements of Section 409A.

Awards Granted

No awards have been previously granted under the A&R 2019 Plan. The number of awards (if any) that may be received by individual employees or groups of employees under the A&R 2019 Plan is in the discretion of the Compensation Committee and therefore cannot be determined in advance.

For illustrative purposes only, the following table sets forth (i) the number shares of our Common Stock subject to stock options, restricted stock awards and performance stock awards granted during the year ended December 31, 2020 under our 2019 Plan, and (ii) the weighted average exercise price per share of these options, for all named executive officers as a group, for all non-employee directors as a group and for all employees (excluding named executive officers) as a group.

Identity of Group	Number of Options	Weighted Average Exercise Price Per Option	Number of Restricted Stock Awards	Number of Performance Stock Awards
All named executive officers, as a group	1,333,100	11.57	160,275	461,686
All non-employee directors, as a group	333,441	14.21	30,865	—
All employees (excluding named executive officers), as a group	1,849,943	13.41	487,828	642,250

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2019 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 4.

PROPOSALS FOR OUR 2022 ANNUAL MEETING

Any proposal by a shareholder to be included in our proxy material and presented at our 2022 Annual Meeting of Shareholders must be received at our principal executive offices, 13631 Progress Blvd., Suite 400, Alachua, FL 32615, Attention: Corporate Secretary, no later than December 1, 2021, and must comply in all material respects with applicable rules and regulations of the SEC relating to such inclusion.
In addition, in connection with any matter to be proposed by a shareholder to be considered at our 2022 Annual Meeting of Shareholders, but not for inclusion in our proxy materials, pursuant to Section 2.3 of our Amended and Restated Bylaws, a written notice of business that a shareholder wishes to present for consideration at our 2022 Annual Meeting of Shareholders (including nominees for election to our Board of Directors at our 2022 Annual Meeting of Shareholders, but excluding matters included in our proxy materials pursuant to the preceding paragraph) must be delivered to our principal executive offices, 13631 Progress Blvd., Suite 400, Alachua, FL 32615, Attention: Corporate Secretary not less than 90 days before the 2022 Annual Meeting (or, if later, within 10 days after the first public announcement of the date of the meeting). The notice must also meet other requirements specified in Section 2.3 and 2.4, as applicable, of our Amended and Restated Bylaws.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K including financial statements for the year ended December 31, 2020, accompanies, or has been mailed to you immediately prior to, this Proxy Statement. Our 2020 Annual Report on Form 10-K is also available in the “Investors” section of our website at https://www.axogeninc.com. If requested in writing by a person solicited by this Proxy Statement, we will provide you without charge a copy of our Annual Report on Form 10-K as filed with the SEC for our most recently completed fiscal year. Such request should be sent to our General Counsel at Axogen, Inc., 13631 Progress Blvd., Suite 400, Alachua, FL 32615.

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC rules allow a single copy of this Proxy Statement and our 2020 Annual Report on Form 10K to be delivered to multiple shareholders sharing the same address in a manner provided by these rules unless contrary instructions have been received from such shareholders. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. Although we do not household for our registered shareholders, some brokers household Axogen proxy statements and annual reports, delivering a single copy of each to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our Proxy Statement, Notice of Internet Availability of Proxy Materials and/or our 2020 Annual Report on Form 10-K as applicable, to a shareholder at a shared address to which a single copy of either document was delivered. For copies of any or all such documents, shareholders should write to or call our Corporate Secretary at Axogen, Inc., 13631 Progress Blvd., Suite 400, Alachua, FL 32615, or (368) 462-6800, respectively.

OTHER MATTERS

Our Board of Directors does not know of any other business to come before our 2021 Annual Meeting of Shareholders. If any other matters are properly brought before the meeting, however, the persons named in the accompanying proxy will vote in accordance with their best judgment.
Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

By Order of the Board of Directors,

Karen Zaderej
Chairman, Chief Executive Officer and President

March 31, 2021

APPENDIX A

AXOGEN, INC.
AMENDED AND RESTATED 2019 LONG-TERM INCENTIVE PLAN

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	(b) Administrator Discretion to Permit Transfers Other Than For Value	11
10	Adjustments for Corporate Transactions and Other Events	12
	(a) Mandatory Adjustments	12
	(b) Discretionary Adjustments	12
	(c) Adjustments to Performance Goals	13
	(d) Statutory Requirements Affecting Adjustments	13
	(e) Dissolution or Liquidation	13
11	Change in Control Provisions	13
	(a) Termination of Awards	13
	(b) Continuation, Assumption or Substitution of Awards	14
	(c) Other Permitted Actions	14
	(d) Section 409A Savings Clause	14
12	Substitution of Awards in Mergers and Acquisitions	15
13	Compliance with Securities Laws; Listing and Registration	15
14	Section 409A Compliance	16
15	Plan Duration; Amendment and Discontinuance	16
	(a) Plan Duration	16
	(b) Amendment and Discontinuance of the Plan	17
	(c) Amendment of Awards	17
16	General Provisions	17
	(a) Non-Guarantee of Employment or Service	17
	(b) No Trust or Fund Created	17
	(c) Status of Awards	18
	(d) Subsidiary Employees	18
	(e) Governing Law and Interpretation	18
	(f) Use of English Language	18
	(g) Recovery of Amounts Paid	18
17	Glossary	18

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1.History; Effective Date.

AXOGEN, INC., a Minnesota corporation, (“Axogen”), has established the AXOGEN, INC. 2019 LONG-TERM INCENTIVE PLAN, as set forth herein, and as the same may be amended from time to time (the “Plan”). The Plan was first adopted by the Board of Directors of Axogen (the “Board”) on May 20, 2019 and approved by the shareholders on August 14, 2019. The Plan, as amended and restated herein, was adopted by the Board on March 8, 2021. The Plan as amended and restated herein shall be subject to approval by the shareholders of the Company at the meeting of shareholders of the Company to be held on May 10, 2021, and the amended and restated Plan shall be effective as of the date of such shareholder approval (the “Effective Date”). No awards will be made under the Axogen, Inc. 2010 Stock Incentive Plan (Amended and Restated as of April 5, 2017) (the “Prior Plan”) on or after the Effective Date.

2.Purposes of the Plan.

The Plan is designed to:

(a) promote the long-term financial interests and growth of Axogen and its Subsidiaries (together, the “Company”) by attracting and retaining management and other personnel and key service providers with the training, experience and ability to enable them to make a substantial contribution to the success of the Company’s business;

(b) motivate management personnel by means of growth-related incentives to achieve long-range goals; and

(c) further the alignment of interests of Participants with those of the stockholders of Axogen through opportunities for increased stock or stock-based ownership in Axogen.

Toward these objectives, the Administrator may grant stock options, stock appreciation rights, stock awards, stock units, performance shares, performance units, and other stock-based awards to eligible individuals on the terms and subject to the conditions set forth in the Plan.

3.Terminology.

Except as otherwise specifically provided in an Award Agreement, capitalized words and phrases used in the Plan or an Award Agreement shall have the meaning set forth in the glossary at Section 17 of the Plan or as defined the first place such word or phrase appears in the Plan.

4.Administration.

a.Administration of the Plan. The Plan shall be administered by the Administrator.

b.Powers of the Administrator. The Administrator shall, except as otherwise provided under the Plan, have plenary authority, in its sole and absolute discretion, to grant Awards pursuant to the terms of the Plan to Eligible Individuals and to take all other actions necessary or desirable to carry out the purpose and intent of the Plan. Among other things, the Administrator shall have the authority, in its sole and absolute discretion, subject to the terms and conditions of the Plan to:

(i) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(ii) determine the types of Awards to be granted any Eligible Individual;
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(iii) determine the number of shares of Common Stock to be covered by or used for reference purposes for each Award or the value to be transferred pursuant to any Award;

(iv) determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (A) the purchase price of any shares of Common Stock, (B) the method of payment for shares purchased pursuant to any Award, (C) the method for satisfying any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Common Stock, (D) the timing, terms and conditions of the exercisability, vesting or payout of any Award or any shares acquired pursuant thereto, (E) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (F) the time of the expiration of any Award, (G) the effect of the Participant’s Termination of Service on any of the foregoing, and (H) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto as the Administrator shall consider to be appropriate and not inconsistent with the terms of the Plan;

(v) subject to Sections 7(e), 10(c) and 15, modify, amend or adjust the terms and conditions of any Award;

(vi) accelerate or otherwise change the time at or during which an Award may be exercised or becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction, condition or risk of forfeiture with respect to such Award; provided, however, that, except in connection with death, disability or a Change in Control, no such change, waiver or acceleration shall be made to any Award that is considered “deferred compensation” within the meaning of Section 409A of the Code if the effect of such action is inconsistent with Section 409A of the Code;

(vii) determine whether an Award will be paid or settled in cash, shares of Common Stock, or in any combination thereof and whether, to what extent and under what circumstances cash or shares of Common Stock payable with respect to an Award shall be deferred either automatically or at the election of the Participant;

(viii) for any purpose, including but not limited to, qualifying for preferred or beneficial tax treatment, accommodating the customs or administrative challenges or otherwise complying with the tax, accounting or regulatory requirements of one or more jurisdictions, adopt, amend, modify, administer or terminate sub-plans, appendices, special provisions or supplements applicable to Awards regulated by the laws of a particular jurisdiction, which sub-plans, appendices, supplements and special provisions may take precedence over other provisions of the Plan, and prescribe, amend and rescind rules and regulations relating to such sub-plans, supplements and special provisions;

(ix) establish any “blackout” period, during which transactions affecting Awards may not be effectuated, that the Administrator in its sole discretion deems necessary or advisable;

(x) determine the Fair Market Value of shares of Common Stock or other property for any purpose under the Plan or any Award;

(xi) administer, construe and interpret the Plan, Award Agreements and all other documents relevant to the Plan and Awards issued thereunder, and decide all other matters to be determined in connection with an Award;

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(xii) establish, amend, rescind and interpret such administrative rules, regulations, agreements, guidelines, instruments and practices for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable;

(xiii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent the Administrator shall consider it desirable to carry it into effect; and

(xiv) otherwise administer the Plan and all Awards granted under the Plan.

c. Delegation of Administrative Authority. The Administrator may designate officers or employees of the Company to assist the Administrator in the administration of the Plan and, to the extent permitted by applicable law and stock exchange rules, the Administrator may delegate to officers or other employees of the Company the Administrator’s duties and powers under the Plan, subject to such conditions and limitations as the Administrator shall prescribe, including without limitation the authority to execute agreements or other documents on behalf of the Administrator; provided, however, that such delegation of authority shall not extend to the granting of, or exercise of discretion with respect to, Awards to Eligible Individuals who are officers under Section 16 of the Exchange Act.

d.Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Award Agreements evidencing such Awards, and the ramifications of a Change in Control upon outstanding Awards) need not be uniform and may be made by the Administrator selectively among Awards or persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

e.Limited Liability; Advisors. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder. The Administrator may employ counsel, consultants, accountants, appraisers, brokers or other persons. The Administrator, Axogen, and the officers and directors of Axogen shall be entitled to rely upon the advice, opinions or valuations of any such persons.

f.Indemnification. To the maximum extent permitted by law, by Axogen’s charter and by‑laws, and by any directors’ and officers’ liability insurance coverage which may be in effect from time to time, the members of the Administrator and any agent or delegate of the Administrator who is a director, officer or employee of Axogen or an Affiliate shall be indemnified by Axogen against any and all liabilities and expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan.

g.Effect of Administrator’s Decision. All actions taken and determinations made by the Administrator on all matters relating to the Plan or any Award pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion, unless in contravention of any express term of the Plan, including, without limitation, any determination involving the appropriateness or equitableness of any action. All determinations made by the Administrator shall be conclusive, final and binding on all parties concerned, including Axogen, its stockholders, any Participants and any other employee, consultant, or director of Axogen and its Affiliates, and their respective successors in interest. No member of the Administrator, nor any director, officer, employee or representative of Axogen shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards.

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5.Shares Issuable Pursuant to Awards.

a.Initial Share Pool. As of the Effective Date, the number of shares of Common Stock issuable pursuant to Awards that may be granted under the Plan (the “Share Pool”) shall be: (i) 5,500,000 shares plus (ii) the number of unallocated shares of Common Stock available for issuance as of the Effective Date under the Prior Plan that are not then subject to outstanding Awards.

b.    Adjustments to Share Pool. On and after the Effective Date, the Share Pool shall be adjusted, in addition to any adjustments to be made pursuant to Section 10 of the Plan, as follows:

(i) The Share Pool shall be reduced, on the date of grant, by one share for each share of Common Stock made subject to an Award granted under the Plan;

(ii) The Share Pool shall be increased, on the relevant date, by the number of unissued shares of Common Stock underlying or used as a reference measure for any Award granted under this Plan or the Prior Plan that is cancelled, forfeited, expired, terminated, unearned or settled in cash, in any such case without the issuance of shares;

(iii) The Share Pool shall be increased, on the forfeiture date, by the number of shares of Common Stock that are forfeited back to Axogen after issuance due to a failure to meet an Award contingency or condition with respect to any Award or portion of an Award granted under this Plan or the Prior Plan;

For the avoidance of doubt, the Share Pool shall not be increased by (A) shares of Common Stock used as a reference measure for any Award granted under this Plan that are not issued upon settlement of such Award due to a net settlement, (B) shares of Common Stock withheld by or surrendered (either actually or through attestation) to Axogen in payment of the exercise price of any Award, (C) shares of Common Stock withheld by or surrendered (either actually or through attestation) to Axogen in payment of the Tax Withholding Obligation that arises in connection with any Award, or (D) shares of Common Stock have been reacquired by the Company in the open market using the proceeds of amounts received upon the exercise of stock options.

c.    Subject to adjustment as provided in Section 10 of the Plan:

(i) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of stock options or stock appreciation rights is, in the aggregate, 1,000,000 shares;

(ii) the maximum number of shares of Common Stock that may be made subject to Awards granted under the Plan during a calendar year to any one person in the form of Performance Awards is, in the aggregate, 1,000,000 shares, and

(iii) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Shares, the maximum cash amount payable thereunder is the amount equal to the number of shares made subject to the Award, as limited by Section 5(c)(ii), multiplied by the Fair Market Value as determined as of the payment date; and

(iv) in connection with Awards granted under the Plan during a calendar year to any one person in the form of Performance Units, the maximum cash amount payable under such Performance Units is $1,000,000;

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provided, however, that each of the limitations set forth above in clauses (i), (ii) and (iii) of this Section 5(c) shall be multiplied by two when applied to Awards granted to any individual during the calendar year in which such individual first commences service with Axogen or a Subsidiary; and provided, further, that the limitations set forth above in clauses (ii) and (iii) of this Section 5(c) shall be multiplied by the number of calendar years over which the applicable Performance Period spans (in whole or in part), if the Performance Period is longer than 12 months’ duration, when applied to Performance Awards. If an Award is terminated, surrendered or canceled in the same year in which it was granted, such Award nevertheless will continue to be counted against the limitations set forth above in this Section 5(c) for the calendar year in which it was granted.

d.    Non-Employee Director Award Limit. In addition, the Administrator may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation and the grant date fair value of Awards (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) granted under the Plan to a Non-Employee Director as compensation for services as a Non-Employee Director during any calendar year of the Company may not exceed $750,000 for an annual grant, provided however, in a Non-Employee Director’s first year of service compensation for services may not exceed $1,000,000 (such limits, the “Director Limits”). The Administrator may make exceptions to this limit for individual Non-Employee directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving Non-Employee Director.

e.    ISO Limit. Subject to adjustment pursuant to Section 10 of the Plan, the maximum number of shares of Common Stock that may be issued pursuant to stock options granted under the Plan that are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code shall be equal to 5,000,000.

f.    Source of Shares. The shares of Common Stock with respect to which Awards may be made under the Plan shall be shares authorized for issuance under Axogen’s charter but unissued, or issued and reacquired, including without limitation shares purchased in the open market or in private transactions.

6.Participation.

Participation in the Plan shall be open to all Eligible Individuals, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to Eligible Individuals in connection with hiring, recruiting or otherwise, prior to the date the individual first performs services for Axogen or a Subsidiary; provided, however, that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

7.Awards.

a.    Awards, In General. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan consistent with the terms of the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Award Agreement, which
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shall be delivered to the Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. Unless otherwise specified by the Administrator, in its sole discretion, or otherwise provided in the Award Agreement, an Award shall not be effective unless the Award Agreement is signed or otherwise accepted by Axogen and the Participant receiving the Award (including by electronic delivery and/or electronic signature).

b.    Vesting Restrictions. Except as provided below and notwithstanding any provision of the Plan to the contrary, each Award granted under the Plan shall be subject to a minimum Restriction Period of 12 months from the date of grant. Except as provided below and notwithstanding any provision of the Plan to the contrary, the Administrator shall not have discretionary authority to waive the minimum Restriction Period applicable to an Award, except in the case of death, disability, retirement, or a Change in Control. The provisions of this Section 7(b) shall not apply and/or may be waived, in the Administrator’s discretion, with respect to up to the number of Awards that is equal to five percent (5%) of the aggregate Share Pool as of the Effective Date.

c.    Stock Options.

(i)    Grants. A stock option means a right to purchase a specified number of shares of Common Stock from Axogen at a specified price during a specified period of time. The Administrator may from time to time grant to Eligible Individuals Awards of Incentive Stock Options or Nonqualified Options; provided, however, that Awards of Incentive Stock Options shall be limited to employees of Axogen or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively, of Axogen, and any other Eligible Individuals who are eligible to receive Incentive Stock Options under the provisions of Section 422 of the Code. No stock option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the applicable Award Agreement.

(ii)    Exercise. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law or with respect to stock options that are granted in substitution of similar types of awards of a company acquired by Axogen or a Subsidiary or with which Axogen or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) to preserve the intrinsic value of such awards.

(iii)    Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock options are not vested and exercisable, a Participant’s stock options shall be forfeited upon his or her Termination of Service.

(iv)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock options, provided they are not inconsistent with the Plan.

d.    Rights of a Stockholder; Dividends. Until shares of Common Stock are issued to the Participant upon the exercise of stock options, the Participant shall not have any rights of a stockholder of Axogen with respect to the options or the shares issuable thereunder including dividends or Dividend Equivalents. Limitation on Reload Options. The Administrator shall not grant stock options under this Plan that contain a reload or replenishment feature pursuant to which a new stock option would be
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granted automatically upon receipt of delivery of Common Stock to Axogen in payment of the exercise price or any tax withholding obligation under any other stock option.

e.    Stock Appreciation Rights.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards of stock appreciation rights. A stock appreciation right entitles the Participant to receive, subject to the provisions of the Plan and the Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Award Agreement, times (ii) the number of shares specified by the stock appreciation right, or portion thereof, which is exercised. The base price per share specified in the Award Agreement shall not be less than the lower of the Fair Market Value on the date of grant or the exercise price of any tandem stock option to which the stock appreciation right is related, or with respect to stock appreciation rights that are granted in substitution of similar types of awards of a company acquired by Axogen or a Subsidiary or with which Axogen or a Subsidiary combines (whether in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock, or otherwise) such base price as is necessary to preserve the intrinsic value of such awards.

(ii)    Exercise. Stock appreciation rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that stock appreciation rights granted under the Plan may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The applicable Award Agreement shall specify whether payment by Axogen of the amount receivable upon any exercise of a stock appreciation right is to be made in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or upon the exercise of the stock appreciation right. If upon the exercise of a stock appreciation right a Participant is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

(iii)    Termination of Service. Except as provided in the applicable Award Agreement or otherwise determined by the Administrator, to the extent stock appreciation rights are not vested and exercisable, a Participant’s stock appreciation rights shall be forfeited upon his or her Termination of Service.

(iv)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock appreciation rights, provided they are not inconsistent with the Plan.

(v)    Rights of a Stockholder; Dividends. Until shares of Common Stock are issued to the Participant upon the exercise of stock appreciation rights, the Participant shall not have any rights of a stockholder of Axogen with respect to the stock appreciation right or the shares issuable thereunder including dividends or Dividend Equivalents.

f.    Repricing. Notwithstanding anything herein to the contrary, except in connection with a corporate transaction involving Axogen (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of options and stock appreciation rights granted under the Plan may not be amended, after the date of grant, to reduce the exercise price of such options or stock
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appreciation rights, nor may outstanding options or stock appreciation rights be canceled in exchange for (i) cash, (ii) options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original outstanding options or stock appreciation rights, or (iii) other Awards, unless such action is approved by Axogen’s stockholders.

g.    Stock Awards.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards of unrestricted Common Stock or Restricted Stock (collectively, “Stock Awards”) on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Stock Awards shall be evidenced in such manner as the Administrator may deem appropriate, including via book-entry registration.

(ii)    Vesting. Restricted Stock shall be subject to such vesting, restrictions on transferability and other restrictions, if any, and/or risk of forfeiture as the Administrator may impose at the date of grant or thereafter. The Restriction Period to which such vesting, restrictions and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Subject to the provisions of the Plan and the applicable Award Agreement, during the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.

(iii)    Rights of a Stockholder; Dividends. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote Restricted Stock. Cash dividends declared payable on Common Stock shall be paid, with respect to outstanding Restricted Stock, either shall be held by Axogen and made subject to forfeiture at least until achievement of the applicable time-based vesting condition or Performance Goal related to such shares of Restricted Stock and shall be paid in cash or as unrestricted shares of Common Stock having a Fair Market Value equal to the amount of such dividends or may be reinvested in additional shares of Restricted Stock as determined by the Administrator. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any shares of Restricted Stock lapse, Axogen shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Axogen.

(iv)    Termination of Service. Except as provided in the applicable Award Agreement, upon Termination of Service during the applicable Restriction Period, Restricted Stock and any accrued but unpaid dividends that are at that time subject to restrictions shall be forfeited; provided that, the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(v)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Restricted Stock, provided they are not inconsistent with the Plan.

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h.    Stock Units.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards of Restricted Stock Units on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as the Administrator shall determine. Restricted Stock Units represent a contractual obligation by Axogen to deliver a number of shares of Common Stock, an amount in cash equal to the Fair Market Value of the specified number of shares subject to the Award, or a combination of shares of Common Stock and cash, in accordance with the terms and conditions set forth in the Plan and any applicable Award Agreement.

(ii)    Vesting and Payment. Restricted Stock Units shall be subject to such vesting, risk of forfeiture and/or payment provisions as the Administrator may impose at the date of grant. The Restriction Period to which such vesting and/or risk of forfeiture apply may lapse under such circumstances, including without limitation upon the attainment of Performance Goals, in such installments, or otherwise, as the Administrator may determine. Shares of Common Stock, cash or a combination of shares of Common Stock and cash, as applicable, payable in settlement of Restricted Stock Units shall be delivered to the Participant as soon as administratively practicable, but no later than 30 days, after the date on which payment is due under the terms of the Award Agreement provided that the Participant shall have complied with all conditions for delivery of such shares or payment contained in the Award Agreement or otherwise reasonably required by Axogen, or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

(iii)    No Rights of a Stockholder; Dividend Equivalents. Until shares of Common Stock are issued to the Participant in settlement of stock Units, the Participant shall not have any rights of a stockholder of Axogen with respect to the stock Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units which shall be accrued and made subject to forfeiture at least until achievement of the applicable time-based vesting condition or Performance Goal related to such stock Units.

(iv)    Termination of Service. Upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply, or upon failure to satisfy any other conditions precedent to the delivery of shares of Common Stock or cash to which such Restricted Stock Units relate, all Restricted Stock Units and any accrued but unpaid Dividend Equivalents with respect to such Restricted Stock Units that are then subject to deferral or restriction shall be forfeited; provided that, the Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

(v)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of stock Units, provided they are not inconsistent with the Plan.

i.    Performance Shares and Performance Units.

(i)    Grants. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Performance Shares and Performance Units. Performance Shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units that are expressed in terms of Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. Performance Units, as that term is used in this Plan, shall refer to dollar-denominated Units valued by reference to designated
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criteria established by the Administrator, other than Common Stock, the issuance, vesting, lapse of restrictions on or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period. The applicable Award Agreement shall specify whether Performance Shares and Performance Units will be settled or paid in cash or shares of Common Stock or a combination of both, or shall reserve to the Administrator or the Participant the right to make that determination prior to or at the payment or settlement date.

(ii)    Performance Criteria. The Administrator shall, prior to or at the time of grant, condition the grant, vesting or payment of, or lapse of restrictions on, an Award of Performance Shares or Performance Units upon (A) the attainment of Performance Goals during a Performance Period or (B) the attainment of Performance Goals and the continued service of the Participant. The length of the Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Administrator in the exercise of its absolute discretion. Performance Goals may include minimum, maximum and target levels of performance, with the size of the Award or payout of Performance Shares or Performance Units or the vesting or lapse of restrictions with respect thereto based on the level attained. An Award of Performance Shares or Performance Units shall be settled as and when the Award vests or at a later time specified in the Award Agreement or in accordance with an election of the Participant, if the Administrator so permits, that meets the requirements of Section 409A of the Code.

(iii)    Additional Terms and Conditions. The Administrator may, by way of the Award Agreement or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of Performance Shares or Performance Units, provided they are not inconsistent with the Plan.

(iv)    Rights of a Stockholder; Dividends. Until shares of Common Stock are issued to the Participant in settlement of Performance Units, the Participant shall not have any rights of a stockholder of Axogen with respect to the Performance Units or the shares issuable thereunder. The Administrator may grant to the Participant the right to receive Dividend Equivalents on stock Units which shall be held by Axogen and made subject to forfeiture at least until achievement of the applicable time-based vesting condition related to such Unit. Except to the extent restricted under the Award Agreement relating to the Performance Shares, a Participant granted Performance Shares shall have all of the rights of a stockholder of Common Stock including, without limitation, the right to vote. Dividends declared payable on Performance Shares shall be held by Axogen and made subject to forfeiture at least until achievement of the applicable Performance Goal related to such Performance Shares. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Performance Shares with respect to which such Common Stock or other property has been distributed. As soon as is practicable following the date on which restrictions on any Performance Shares lapse, Axogen shall deliver to the Participant the certificates for such shares or shall cause the shares to be registered in the Participant’s name in book-entry form, in either case with the restrictions removed, provided that the Participant shall have complied with all conditions for delivery of such shares contained in the Award Agreement or otherwise reasonably required by Axogen.

j.    Other Stock-Based Awards. The Administrator may from time to time grant to Eligible Individuals Awards in the form of Other Stock-Based Awards. Dividend Equivalents payable on Other-Stock Based Awards shall be accrued and made subject to forfeiture at least until achievement of the applicable time-based and/or Performance Goal related to such Other Stock-Based Awards. Any such settlements, and any such crediting of Dividend Equivalents, may be subject to such conditions, restrictions and contingencies as the Administrator shall establish.

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k.    Awards to Participants Outside the United States. The Administrator may grant Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Axogen or a Subsidiary to be subject to) tax, legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable in order that any such Award shall conform to laws, regulations, and customs of the country or jurisdiction in which the Participant is then resident or primarily employed or to foster and promote achievement of the purposes of the Plan.

l.    Limitation on Dividend Reinvestment and Dividend Equivalents. Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of shares of Common Stock with respect to dividends to Participants holding Awards of stock Units, shall only be permissible if sufficient shares are available under the Share Pool for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares are not available under the Share Pool for such reinvestment or payment, such reinvestment or payment shall be made in the form of a grant of stock Units equal in number to the shares of Common Stock that would have been obtained by such payment or reinvestment, the terms of which stock Units shall provide for settlement in cash and for Dividend Equivalent reinvestment in further stock Units on the terms contemplated by this Section 7(l).

8.Withholding of Taxes.

Participants and holders of Awards shall pay to Axogen or its Affiliate, or make arrangements satisfactory to the Administrator for payment of, any Tax Withholding Obligation in respect of Awards granted under the Plan no later than the date of the event creating the tax or social insurance contribution liability. The obligations of Axogen under the Plan shall be conditional on such payment or arrangements. Unless otherwise determined by the Administrator, Tax Withholding Obligations may be settled in whole or in part with shares of Common Stock, including unrestricted outstanding shares surrendered to Axogen and unrestricted shares that are part of the Award that gives rise to the Tax Withholding Obligation, having a Fair Market Value on the date of surrender or withholding amount to be withheld for tax or social insurance contribution purposes, all in accordance with such procedures as the Administrator establishes. Axogen or its Affiliate may deduct, to the extent permitted by law, any such Tax Withholding Obligations from any payment of any kind otherwise due to the Participant or holder of an Award.

9.Transferability of Awards.

a.    General Nontransferability Absent Administrator Permission. Except as otherwise determined by the Administrator, and in any event in the case of an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution. The Administrator shall not permit any transfer of an Award for value. An Award may be exercised during the lifetime of the Participant, only by the Participant or, during the period the Participant is under a legal disability, by the Participant’s guardian or legal representative, unless otherwise determined by the Administrator. Awards granted under the Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except as otherwise determined by the Administrator; provided, however, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Agreement have lapsed. Nothing in this paragraph shall be interpreted or construed as overriding the terms of any Axogen stock ownership or retention policy,
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now or hereafter existing, that may apply to the Participant or shares of Common Stock received under an Award.

b.    Administrator Discretion to Permit Transfers Other Than For Value. Except as otherwise restricted by applicable law, the Administrator may, but need not, permit an Award, other than an Incentive Stock Option or a tandem stock appreciation right granted with respect to an Incentive Stock Option, to be transferred to a Participant’s Family Member (as defined below) as a gift or pursuant to a domestic relations order in settlement of marital property rights. The Administrator shall not permit any transfer of an Award for value. For purposes of this Section 9, “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. The following transactions are not prohibited transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Participant) in exchange for an interest in that entity.

10.Adjustments for Corporate Transactions and Other Events.

a.    Mandatory Adjustments. In the event of a merger, consolidation, stock rights offering, statutory share exchange or similar event affecting Axogen (each, a “Corporate Event”) or a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination or subdivision, or recapitalization or similar event affecting the capital structure of Axogen (each, a “Share Change”) that occurs at any time after adoption of this Plan by the Board (including any such Corporate Event or Share Change that occurs after such adoption and coincident with or prior to the Effective Date), the Administrator shall make equitable and appropriate substitutions or proportionate adjustments to (i) the aggregate number and kind of shares of Common Stock or other securities on which Awards under the Plan may be granted to Eligible Individuals, (ii) the maximum number of shares of Common Stock or other securities with respect to which Awards may be granted during any one calendar year to any individual, (iii) the maximum number of shares of Common Stock or other securities that may be issued with respect to Incentive Stock Options granted under the Plan, (iv) the number of shares of Common Stock or other securities covered by each outstanding Award and the exercise price, base price or other price per share, if any, and other relevant terms of each outstanding Award, and (v) all other numerical limitations relating to Awards, whether contained in this Plan or in Award Agreements; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

b.    Discretionary Adjustments. In the case of Corporate Events, the Administrator may make such other adjustments to outstanding Awards as it determines to be appropriate and desirable, which adjustments may include, without limitation, (i) the cancellation of outstanding Awards in exchange for payments of cash, securities or other property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator in its sole discretion (it being understood that in the case of a Corporate Event with respect to which stockholders of Axogen receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of a stock option or stock appreciation right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event over the exercise price or base price of such stock option or stock appreciation right shall conclusively be deemed valid and that any stock option or stock appreciation right
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may be cancelled for no consideration upon a Corporate Event if its exercise price or base price equals or exceeds the value of the consideration being paid for each share of Common Stock pursuant to such Corporate Event), (ii) the substitution of securities or other property (including, without limitation, cash or other securities of Axogen and securities of entities other than Axogen) for the shares of Common Stock subject to outstanding Awards, and (iii) the substitution of equivalent awards, as determined in the sole discretion of the Administrator, of the surviving or successor entity or a parent thereof (“Substitute Awards”).

c.    Adjustments to Performance Goals. The Administrator may, in its discretion, adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in Axogen’s consolidated financial statements, notes to the consolidated financial statements, management’s discussion and analysis or other Axogen filings with the Securities and Exchange Commission. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of Axogen or the applicable subsidiary, business segment or other operational unit of Axogen or any such entity or segment, or the manner in which any of the foregoing conducts its business, or other events or circumstances, render the Performance Goals to be unsuitable, the Administrator may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.

d.    Statutory Requirements Affecting Adjustments. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 10 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 10 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; (iii) in any event, the Administrator shall not have the authority to make any adjustments pursuant to Section 10 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the date of grant to be subject thereto; and (iv) any adjustments made pursuant to Section 10 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424(a) of the Code.

e.    Dissolution or Liquidation. Unless the Administrator determines otherwise, all Awards outstanding under the Plan shall terminate upon the dissolution or liquidation of Axogen.

11.Change in Control Provisions.

a.    Termination of Awards. Notwithstanding the provisions of Section 11(b), in the event that any transaction resulting in a Change in Control occurs, outstanding Awards will terminate upon the effective time of such Change in Control unless provision is made in connection with the transaction for the continuation or assumption of such Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof. Solely with respect to Awards that will terminate as a result of the immediately preceding sentence and except as otherwise provided in the applicable Award Agreement:

(i)    the outstanding Awards of stock options and stock appreciation rights that will terminate upon the effective time of the Change in Control shall, immediately before the effective time of the Change in Control, become fully exercisable and the holders of such Awards will be permitted, immediately before the Change in Control, to exercise the Awards;
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(ii)    the outstanding shares of Restricted Stock, the vesting or restrictions on which are then solely time-based and not subject to achievement of Performance Goals, shall immediately before the effective time of the Change in Control, become fully vested, free of all transfer and lapse restrictions and free of all risks of forfeiture;

(iii)    the outstanding shares of Restricted Stock the vesting or restrictions on which are then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting or lapsing of restrictions in a greater amount upon the occurrence of a Change in Control, become vested, free of transfer and lapse restrictions and risks of forfeiture in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement;

(iv)    the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then solely time-based and not subject to or pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control, become fully earned and vested and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code; and

(v)    the outstanding Restricted Stock Units, Performance Shares and Performance Units the vesting, earning or settlement of which is then subject to and pending achievement of Performance Goals shall, immediately before the effective time of the Change in Control and unless the Award Agreement provides for vesting, earning or settlement in a greater amount upon the occurrence of a Change in Control, become vested and earned in such amounts as if the applicable Performance Goals for the unexpired Performance Period had been achieved at the target level set forth in the applicable Award Agreement and shall be settled in cash or shares of Common Stock (consistent with the terms of the Award Agreement after taking into account the effect of the Change in Control transaction on the shares) as promptly as is practicable, subject to any applicable limitations imposed thereon by Section 409A of the Code.

Implementation of the provisions of this Section 11(a) shall be conditioned upon consummation of the Change in Control.

b.    Continuation, Assumption or Substitution of Awards. The Administrator may specify, on or after the date of grant, in an Award Agreement or amendment thereto, the consequences of a Participant’s Termination of Service that occurs coincident with or following the occurrence of a Change in Control, if a Change in Control occurs under which provision is made in connection with the transaction for the continuation or assumption of outstanding Awards by, or for the issuance therefor of Substitute Awards of, the surviving or successor entity or a parent thereof.

c.    Other Permitted Actions. In the event that any transaction resulting in a Change in Control occurs, the Administrator may take any of the actions set forth in Section 10 with respect to any or all Awards granted under the Plan.

d.    Section 409A Savings Clause. Notwithstanding the foregoing, if any Award is considered to be a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, this Section 11 shall apply to such Award only to the extent that its application would not result in the
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imposition of any tax or interest or the inclusion of any amount in income under Section 409A of the Code.

12.Substitution of Awards in Mergers and Acquisitions.

Awards may be granted under the Plan from time to time in substitution for assumed awards held by employees, officers, consultants or directors of entities who become employees, officers, consultants or directors of Axogen or a Subsidiary as the result of a merger or consolidation of the entity for which they perform services with Axogen or a Subsidiary, or the acquisition by Axogen of the assets or stock of the such entity. The terms and conditions of any Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the Awards to the provisions of the assumed awards for which they are substituted and to preserve their intrinsic value as of the date of the merger, consolidation or acquisition transaction. To the extent permitted by applicable law and marketplace or listing rules of the primary securities market or exchange on which the Common Stock is listed or admitted for trading, any available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards granted pursuant to this Section 12 and, upon such grant, shall not reduce the Share Pool.

13.Compliance with Securities Laws; Listing and Registration.

a.    The obligation of Axogen to sell or deliver Common Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal, state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. If at any time the Administrator determines that the delivery of Common Stock under the Plan would or may violate the rules of any exchange on which Axogen’s securities are then listed for trade, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery would not violate such rules. If the Administrator determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of Axogen’s equity securities are listed, then the Administrator may postpone any such exercise, nonforfeitability or delivery, as applicable, but Axogen shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

b.    Each Award is subject to the requirement that, if at any time the Administrator determines, in its absolute discretion, that the listing, registration or qualification of Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign (non-United States) law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Stock, no such Award shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

c.    In the event that the disposition of Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Common Stock shall be
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restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a person receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to Axogen in writing that the Common Stock acquired by such person is acquired for investment only and not with a view to distribution and that such person will not dispose of the Common Stock so acquired in violation of Federal, state or foreign securities laws and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable Federal, state or foreign securities laws.

14.Section 409A Compliance.

It is the intention of Axogen that any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code shall comply in all respects with the requirements of Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code, and the terms of each such Award shall be construed, administered and deemed amended, if applicable, in a manner consistent with this intention. Notwithstanding the foregoing, neither Axogen nor any of its Affiliates nor any of its or their directors, officers, employees, agents or other service providers will be liable for any taxes, penalties or interest imposed on any Participant or other person with respect to any amounts paid or payable (whether in cash, shares of Common Stock or other property) under any Award, including any taxes, penalties or interest imposed under or as a result of Section 409A of the Code. Any payments described in an Award that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. For purposes of any Award, each amount to be paid or benefit to be provided to a Participant that constitutes deferred compensation subject to Section 409A of the Code shall be construed as a separate identified payment for purposes of Section 409A of the Code. For purposes of Section 409A of the Code, the payment of Dividend Equivalents under any Award shall be construed as earnings and the time and form of payment of such Dividend Equivalents shall be treated separately from the time and form of payment of the underlying Award. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, any payments (whether in cash, shares of Common Stock or other property) to be made with respect to the Award that become payable on account of the Participant’s separation from service, within the meaning of Section 409A of the Code, while the Participant is a “specified employee” (as determined in accordance with the uniform policy adopted by the Administrator with respect to all of the arrangements subject to Section 409A of the Code maintained by Axogen and its Affiliates) and which would otherwise be paid within six months after the Participant’s separation from service shall be accumulated (without interest) and paid on the first day of the seventh month following the Participant’s separation from service or, if earlier, within 15 days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death. Notwithstanding anything in the Plan or an Award Agreement to the contrary, in no event shall the Administrator exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Code section 409A unless, and solely to the extent that, such accelerated payment or settlement is permissible under Treasury Regulation section 1.409A-3(j)(4).

15.Plan Duration; Amendment and Discontinuance.

a.    Plan Duration. The Plan shall remain in effect, subject to the right of the Board or the Compensation Committee to amend or terminate the Plan at any time, until the earlier of (a) the earliest date as of which all Awards granted under the Plan have been satisfied in full or terminated and no shares of Common Stock approved for issuance under the Plan remain available to be granted under new Awards or (b) May 19, 2029. No Awards shall be granted under the Plan after such termination date. Subject to
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other applicable provisions of the Plan, all Awards made under the Plan on or before May 19, 2029, or such earlier termination of the Plan, shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

b.    Amendment and Discontinuance of the Plan. The Board or the Compensation Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except such an amendment made to comply with applicable law or rule of any securities exchange or market on which the Common Stock is listed or admitted for trading or to prevent adverse tax or accounting consequences to Axogen or the Participant. Notwithstanding the foregoing, no such amendment shall be made without the approval of Axogen’s stockholders to the extent such amendment would (A) materially increase the benefits accruing to Participants under the Plan, (B) materially increase the number of shares of Common Stock which may be issued under the Plan or to a Participant, (C) materially expand the eligibility for participation in the Plan, (D) eliminate or modify the prohibition set forth in Section 7(e) on repricing of stock options and stock appreciation rights, (E) lengthen the maximum term or lower the minimum exercise price or base price permitted for stock options and stock appreciation rights, or (F) modify the prohibition on the issuance of reload or replenishment options. Except as otherwise determined by the Board or Compensation Committee, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

c.    Amendment of Awards. Subject to Section 7(e), the Administrator may unilaterally amend the terms of any Award theretofore granted, but no such amendment shall materially impair the rights of any Participant with respect to an Award without the Participant’s consent, except such an amendment made to cause the Plan or Award to comply with applicable law, applicable rule of any securities exchange on which the Common Stock is listed or admitted for trading, or to prevent adverse tax or accounting consequences for the Participant or the Company or any of its Affiliates. For purposes of the foregoing sentence, an amendment to an Award that results in a change in the tax consequences of the Award to the Participant shall not be considered to be a material impairment of the rights of the Participant and shall not require the Participant’s consent.

16.General Provisions.

a.    Non-Guarantee of Employment or Service. Nothing in the Plan or in any Award Agreement thereunder shall confer any right on an individual to continue in the service of Axogen or any Affiliate or shall interfere in any way with the right of Axogen or any Affiliate to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest or become payable; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under any Award or the Plan. No person, even though deemed an Eligible Individual, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. To the extent that an Eligible Individual who is an employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that Axogen is the Participant’s employer or that the Participant has an employment relationship with Axogen.

b.    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between Axogen and a Participant or any other person. To the extent that any Participant or other person acquires a right to receive payments from Axogen pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of Axogen.

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c.    Status of Awards. Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death, severance or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance, severance or other employee benefit plan of Axogen or any Affiliate now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation or (b) any agreement between (i) Axogen or any Affiliate and (ii) the Participant, except as such plan or agreement shall otherwise expressly provide.

d.    Subsidiary Employees. In the case of a grant of an Award to an Eligible Individual who provides services to any Subsidiary, Axogen may, if the Administrator so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Administrator may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the Eligible Individual in accordance with the terms of the Award specified by the Administrator pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled after such issue or transfer of shares to the Subsidiary shall revert to Axogen.

e.    Governing Law and Interpretation. The validity, construction and effect of the Plan, of Award Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Award Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable United States federal laws and the laws of the State of Minnesota, without regard to its conflict of laws principles. The captions of the Plan are not part of the provisions hereof and shall have no force or effect. Except where the context otherwise requires: (i) the singular includes the plural and vice versa; (ii) a reference to one gender includes other genders; (iii) a reference to a person includes a natural person, partnership, corporation, association, governmental or local authority or agency or other entity; and (iv) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them.

f.    Use of English Language. The Plan, each Award Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to an Award shall be written in English, unless otherwise determined by the Administrator. If a Participant receives an Award Agreement, a copy of the Plan or any other documents related to an Award translated into a language other than English, and if the meaning of the translated version is different from the English version, the English version shall control.

g.    Recovery of Amounts Paid. Except as otherwise provided by the Administrator, Awards granted under the Plan shall be subject to any and all policies, guidelines, codes of conduct, or other agreement or arrangement adopted by the Board or Compensation Committee with respect to the recoupment, recovery or clawback of compensation (collectively, the “Recoupment Policy”) and/or to any provisions set forth in the applicable Award Agreement under which Axogen may recover from current and former Participants any amounts paid or shares of Common Stock issued under an Award and any proceeds therefrom under such circumstances as the Administrator determines appropriate. The Administrator may apply the Recoupment Policy to Awards granted before the policy is adopted to the extent required by applicable law or rule of any securities exchange or market on which shares of Common Stock are listed or admitted for trading, as determined by the Administrator in its sole discretion.

17.Glossary.

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Under this Plan, except where the context otherwise indicates, the following definitions apply:

“Administrator” means the Compensation Committee, or such other committee(s) or officer(s) duly appointed by the Board or the Compensation Committee to administer the Plan or delegated limited authority to perform administrative actions under the Plan, and having such powers as shall be specified by the Board or the Compensation Committee; provided, however, that at any time the Board may serve as the Administrator in lieu of or in addition to the Compensation Committee or such other committee(s) or officer(s) to whom administrative authority has been delegated. With respect to any Award to which Section 16 of the Exchange Act applies, the Administrator shall consist of either the Board or a committee of the Board, which committee shall consist of two or more directors, each of whom is intended to be, to the extent required by Rule 16b-3 of the Exchange Act, a “non-employee director” as defined in Rule 16b-3 of the Exchange Act and an “independent director” to the extent required by the rules of the national securities exchange that is the principal trading market for the Common Stock ; provided, that with respect to Awards made to a member of the Board who is not an employee of the Company, “Administrator” means the Board. Any member of the Administrator who does not meet the foregoing requirements shall abstain from any decision regarding an Award and shall not be considered a member of the Administrator to the extent required to comply with Rule 16b-3 of the Exchange Act.

“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, Axogen or any successor to Axogen. For this purpose, “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

“Award” means any stock option, stock appreciation right, stock award, stock unit, Performance Share, Performance Unit, and/or Other Stock-Based Award, whether granted under this Plan.

“Award Agreement” means the written document(s), including an electronic writing acceptable to the Administrator, and any notice, addendum or supplement thereto, memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.

“Board” means the Board of Directors of Axogen.

“Cause” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement (i) the Participant’s plea of guilty or nolo contendere to, or conviction of, (A) a felony (or its equivalent in a non-United States jurisdiction) or (B) other conduct of a criminal nature that has or is likely to have a material adverse effect on the reputation or standing in the community of Axogen, any of its Affiliates or a successor to Axogen or an Affiliate, as determined by the Administrator in its sole discretion, or that legally prohibits the Participant from working for Axogen, any of its Subsidiaries or a successor to Axogen or a Subsidiary; (ii) a breach by the Participant of a regulatory rule that adversely affects the Participant’s ability to perform the Participant’s employment duties to Axogen, any of its Subsidiaries or a successor to Axogen or a Subsidiary, in any material respect; or (iii) the Participant’s failure, in any material respect, to (A) perform the Participant’s employment duties, (B) comply with the applicable policies of Axogen, or of its Subsidiaries, or a successor to Axogen or a Subsidiary, or (C) comply with covenants contained in any contract or Award Agreement to which the Participant is a party; provided, however, that the Participant shall be provided a written notice describing in reasonable detail the facts which are considered to give rise to a breach described in this clause (iii) and the Participant shall have 30 days following receipt of such written notice (the “Cure Period”) during which the Participant may remedy the condition and, if so remedied, no Cause for Termination of Service shall exist.
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“Change in Control” means the first of the following to occur: (i) a Change in Ownership of Axogen, (ii) a Change in Effective Control of Axogen, or (iii) a Change in the Ownership of Assets of Axogen, as described herein and construed in accordance with Code section 409A.

    (i)    A “Change in Ownership of Axogen” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire, ownership of the capital stock of Axogen that, together with the stock held by such Person or Group, constitutes more than 50% of the total fair market value or total voting power of the capital stock of Axogen. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50%, on a fully diluted basis, of the total fair market value or total voting power of the capital stock of Axogen, the acquisition of additional stock by the same Person or Persons Acting as a Group is not considered to cause a Change in Ownership of Axogen or to cause a Change in Effective Control of Axogen (as described below). An increase in the percentage of capital stock owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Axogen acquires its stock in exchange for property will be treated as an acquisition of stock.

    (ii)    A “Change in Effective Control of Axogen” shall occur on the date either (A) a majority of members of Axogen’s Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Axogen’s Board before the date of the appointment or election, or (B) any one Person, or Persons Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of Axogen possessing 50% or more of the total voting power of the stock of Axogen.

    (iii)    A “Change in the Ownership of Assets of Axogen” shall occur on the date that any one Person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons), assets from Axogen that have a total gross fair market value equal to or more than 51% of the total gross fair market value of all of the assets of Axogen immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of Axogen, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The following rules of construction apply in interpreting the definition of Change in Control:

        (A)    A “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than employee benefit plans sponsored or maintained by Axogen and by entities controlled by Axogen or an underwriter, initial purchaser or placement agent temporarily holding the capital stock of Axogen pursuant to a registered public offering.

(B)    Persons will be considered to be Persons Acting as a Group (or Group) if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a Person owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own stock of the same corporation at the same time, or as a result of the same public offering.

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(C)    A Change in Control shall not include a transfer to a related person as described in Code section 409A or a public offering of capital stock of Axogen.

        (D)    For purposes of the definition of Change in Control, Section 318(a) of the Code applies to determine stock ownership. Stock underlying a vested option is considered owned by the individual who holds the vested option (and the stock underlying an unvested option is not considered owned by the individual who holds the unvested option). For purposes of the preceding sentence, however, if a vested option is exercisable for stock that is not substantially vested (as defined by Treasury Regulation §1.83-3(b) and (j)), the stock underlying the option is not treated as owned by the individual who holds the option.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor section, regulations and guidance.

“Common Stock” means shares of common stock of Axogen, par value $0.01 per share, and any capital securities into which they are converted.

“Company” means Axogen, Inc. and its Subsidiaries, except where the context otherwise requires. For purposes of determining whether a Change in Control has occurred, Company shall mean only Axogen.

“Compensation Committee” means the Compensation Committee of the Board.

“Dividend Equivalent” means a right, granted to a Participant, to receive cash, Common Stock, stock Units or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

“Effective Date” means the date on which adoption of the Plan, as amended and restated herein, is approved by the stockholders of Axogen.

“Eligible Individuals” means (i) officers and employees of, and other individuals, including non-employee directors, who are natural persons providing bona fide services to or for, Axogen or any of its Subsidiaries, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Axogen’s securities, and (ii) prospective officers, employees and service providers who have accepted offers of employment or other service relationship from Axogen or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto. Reference to any specific section of the Exchange Act shall be deemed to include such regulations and guidance issued thereunder, as well as any successor section, regulations and guidance.

“Fair Market Value” means, on a per share basis as of any date, unless otherwise determined by the Administrator:

(i)    if the principal market for the Common Stock (as determined by the Administrator if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the official closing price per share of
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Common Stock for the regular market session on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding day on which a sale was reported, all as reported by such source as the Administrator may select;

(ii)    if the principal market for the Common Stock is not a national securities exchange or an established securities market, but the Common Stock is quoted by a national quotation system, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day on which prices were reported, all as reported by such source as the Administrator may select; or

(iii)    if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Administrator in good faith by the reasonable application of a reasonable valuation method, which method may, but need not, include taking into account an appraisal of the fair market value of the Common Stock conducted by a nationally recognized appraisal firm selected by the Administrator.

Notwithstanding the preceding, for foreign, federal, state and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

“Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not an employee of Axogen, Inc. or any of its Affiliates.

“Nonqualified Option” means any stock option that is not an Incentive Stock Option.

“Other Stock-Based Award” means an Award of Common Stock or any other Award that is valued in whole or in part by reference to, or is otherwise based upon, shares of Common Stock, including without limitation Dividend Equivalents and convertible debentures.

“Participant” means an Eligible Individual to whom one or more Awards are or have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such person, his successors, heirs, executors and administrators, as the case may be.

“Performance Award” means a Full Value Award, the grant, vesting, lapse of restrictions or settlement of which is conditioned upon the achievement of performance objectives over a specified Performance Period and includes, without limitation, Performance Shares and Performance Units.

“Performance Goals” means the performance goals established by the Administrator in connection with the grant of Awards based on Performance Metrics or other performance criteria selected by the Administrator.

“Performance Period” means that period established by the Administrator during which any Performance Goals specified by the Administrator with respect to such Award are to be measured.
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“Performance Metrics” means criteria established by the Administrator relating to any of the following, as it may apply to an individual, one or more business units, divisions, or Affiliates, or on a company-wide basis, and in absolute terms, relative to a base period, or relative to the performance of one or more comparable companies, peer groups, or an index covering multiple companies:

(i)    Earnings or Profitability Metrics: any derivative of revenue; earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margins; operating margins; combined ratio; expense levels or ratios; provided that any of the foregoing metrics may be adjusted to eliminate the effect of any one or more of the following: interest expense, asset impairments or investment losses, early extinguishment of debt or stock-based compensation expense;

(ii)    Return Metrics: any derivative of return on investment, assets, equity or capital (total or invested);

(iii)    Investment Metrics: relative risk-adjusted investment performance; investment performance of assets under management;

(iv)    Cash Flow Metrics: any derivative of operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;

(v)    Liquidity Metrics: any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); and/or

(vi)    Stock Price and Equity Metrics: any derivative of return on stockholders’ equity; total stockholder return; stock price; stock price appreciation; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes).

The Administrator may also establish such other performance criteria as determined in its discretion.

“Performance Shares” means a grant of stock or stock Units the issuance, vesting or payment of which is contingent on performance as measured against predetermined objectives over a specified Performance Period.

“Performance Units” means a grant of dollar-denominated Units the value, vesting or payment of which is contingent on performance against predetermined objectives over a specified Performance Period.

“Plan” means this Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

“Restricted Stock” means an Award of shares of Common Stock to a Participant that may be subject to certain transferability and other restrictions and to a risk of forfeiture (including by reason of not satisfying certain Performance Goals).

“Restricted Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of certain requirements (including the satisfaction of certain Performance Goals).
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“Restriction Period” means, with respect to Full Value Awards, the period commencing on the date of grant of such Award to which vesting or transferability and other restrictions and a risk of forfeiture apply and ending upon the expiration of the applicable vesting conditions, transferability and other restrictions and lapse of risk of forfeiture and/or the achievement of the applicable Performance Goals.

“Subsidiary” means any corporation or other entity in an unbroken chain of corporations or other entities beginning with Axogen if each of the corporations or other entities, or group of commonly controlled corporations or other entities, other than the last corporation or other entity in the unbroken chain then owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock or other equity interests in one of the other corporations or other entities in such chain or otherwise has the power to direct the management and policies of the entity by contract or by means of appointing a majority of the members of the board or other body that controls the affairs of the entity; provided, however, that solely for purposes of determining whether a Participant has a Termination of Service that is a “separation from service” within the meaning of Section 409A of the Code or whether an Eligible Individual is eligible to be granted an Award that in the hands of such Eligible Individual would constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code , a “Subsidiary” of a corporation or other entity means all other entities with which such corporation or other entity would be considered a single employer under Sections 414(b) or 414(c) of the Code.

“Tax Withholding Obligation” means any federal, state, local or foreign (non-United States) income, employment or other tax or social insurance contribution required by applicable law to be withheld in respect of Awards.

“Termination of Service” means the termination of the Participant’s employment or consultancy with, or performance of services for, Axogen and its Subsidiaries. Temporary absences from employment because of illness, vacation or leave of absence and transfers among Axogen and its Subsidiaries shall not be considered Terminations of Service. With respect to any Award that constitutes a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, “Termination of Service” shall mean a “separation from service” as defined under Section 409A of the Code to the extent required by Section 409A of the Code to avoid the imposition of any tax or interest or the inclusion of any amount in income pursuant to Section 409A of the Code. A Participant has a separation from service within the meaning of Section 409A of the Code if the Participant terminates employment with Axogen and all Subsidiaries for any reason. A Participant will generally be treated as having terminated employment with Axogen and all Subsidiaries as of a certain date if the Participant and the entity that employs the Participant reasonably anticipate that the Participant will perform no further services for Axogen or any Subsidiary after such date or that the level of bona fide services that the Participant will perform after such date (whether as an employee or an independent contractor) will permanently decrease to no more than 20 percent (20%) of the average level of bona fide services performed (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of services if the Participant has been providing services for fewer than 36 months); provided, however, that the employment relationship is treated as continuing while the Participant is on military leave, sick leave or other bona fide leave of absence if the period of leave does not exceed six months or, if longer, so long as the Participant retains the right to reemployment with Axogen or any Subsidiary.

“Total and Permanent Disability” means, with respect to a Participant, except as otherwise provided in the relevant Award Agreement, that a Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death, or (ii) determined to be totally disabled by
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the Social Security Administration or other governmental or quasi-governmental body that administers a comparable social insurance program outside of the United States in which the Participant participates and which conditions the right to receive benefits under such program on the Participant being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last until the Participant’s death or result in death. The Administrator shall have sole authority to determine whether a Participant has suffered a Total and Permanent Disability and may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

“Unit” means a bookkeeping entry used by Axogen to record and account for the grant of the following types of Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: stock units, Restricted Stock Units, Performance Units, and Performance Shares that are expressed in terms of units of Common Stock.

{end of document}
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D33654-P51094 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

AXOGEN, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	!	!	!

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Karen Zaderej
02) Gregory Freitag
03) Quentin S. Blackford
04) Dr. Mark Gold
05) Alan M. Levine
06) Guido Neels
07) Paul Thomas
08) Amy Wendell

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D33655-P51094

AXOGEN, INC.
Annual Meeting of Shareholders
May 10, 2021 4:00 PM
This proxy is solicited by the Board of Directors

The shareholders hereby appoint Brad Ottinger as proxy with the power to appoint his substitute and hereby authorize him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Axogen, Inc. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 4:00 PM, EDT on May 10, 2021, via live webcast at www.virtualshareholdermeeting.com/axogen2021 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

AXOGEN, INC.

2021 Annual Meeting
Vote by May 9, 2021
11:59 PM ET

D33657-P51094

You invested in AXOGEN, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 10, 2021.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 26, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Vote Virtually at the Meeting*

May 10, 2021
4:00 PM EDT

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V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Karen Zaderej 02) Gregory Freitag 03) Quentin S. Blackford 04) Dr. Mark Gold 05) Alan M. Levine 06) Guido Neels 07) Paul Thomas 08) Amy Wendell	For
2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021.	For
3. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement.	For
4. To approve the Axogen, Inc. Amended and Restated 2019 Long-Term Incentive Plan.	For
NOTE: To consider and act upon any other matters that may properly come before the Meeting or any adjournment thereof.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D33658-P51094